UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DGT Holdings Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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DGT HOLDINGS CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 12, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of DGT Holdings Corp., a New York corporation (the “Company”), will be held at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on Tuesday, February 12, 2013 at 10:00 a.m., Eastern time, or at any adjournment or postponement thereof, for the following purposes:

1.
To approve, subject to final action by the Board, an amendment to our Certificate of Incorporation, whereby the Company will effect a 1-for-5,000 reverse stock split (the “Reverse Stock Split”) such that shareholders owning of record fewer than 5,000 shares of common stock, par value $0.10 per share (the “Common Stock”) will have such shares cancelled and converted into the right to receive $13.50 for each share of Common Stock held of record prior to the Reverse Stock Split;

2.
To approve, subject to shareholder approval of the proposal described in (1) above and final action by the Board, to take effect immediately following the Reverse Stock Split, an amendment to our Certificate of Incorporation whereby the Company will effect a 5,000-for-1 forward stock split of our outstanding Common Stock;

3.	To elect four (4) members of the Board to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualify;

4.	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

5.	To ratify the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending August 3, 2013; and

6.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  Only shareholders of record at the close of business on January 8, 2013 are entitled to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, we urge you to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or vote by telephone or via the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instructions card to ensure that your shares will be represented at the meeting if you are unable to attend. Your prompt cooperation will be greatly appreciated.  Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy, as long as the shares are held in the shareholder’s name or the brokerage firm, bank or other holder of record acting as the shareholder’s nominee confirms the shareholder’s ownership in writing.  A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our offices.  If you have any further questions concerning the Annual Meeting or any of the items of business to be presented, please contact Terry R. Gibson at (212) 520-2300.

By Order of the Board of Directors,

/s/ Terry R. Gibson

Terry R. Gibson
President, Chief Executive Officer and Chief Financial Officer
New York, New York

Dated:  [_______ __], 2013

IMPORTANT: Please fill in, date, sign and return the enclosed proxy in the return-addressed envelope to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting, you may vote in person, if you wish to do so, even though you have previously voted.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS DOCUMENT OR RELATED SCHEDULE 13E-3, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on February 12, 2013

The proxy statement and form of proxy card are available on the Internet at http: [_______]

i

Information with Respect to Nominees	36
Certain Relationships and Related Transactions	42

MANAGEMENT	45
Additional Executive Officers of the Company Who are Not Directors or Director Nominees	45

CORPORATE GOVERNANCE	45
Procedures for Contacting Directors	45

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	46
Section 16(a) Beneficial Ownership Reporting Compliance	48
Securities Transactions	48

EXECUTIVE AND DIRECTOR COMPENSATION	49
Elements of Compensation	49
Summary Compensation Table	51
Fiscal Year Ended July 28, 2012 Grants of Plan-Based Awards	53
Employment Agreements	53
Outstanding Equity Awards at Fiscal Year End	54
Potential Payments Upon Termination Or A Change In Control	55
Director Compensation	55
Fiscal Year Ended July 28, 2012 Director Compensation	55
Golden Parachute Compensation	57

PROPOSAL FOUR ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION	58

PROPOSAL FIVE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 3, 2013.	59

AUDIT COMMITTEE REPORT	61

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	62

WHERE YOU CAN FIND MORE INFORMATION	62

DOCUMENTS INCORPORATED BY REFERENCE	62

SHAREHOLDER PROPOSALS	63
Deadline for Receipt of Shareholder Proposals	63
Discretionary Voting Authority	63

OTHER MATTERS	65

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	65

ANNEX A-1	PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	A-1-1
ANNEX A-2	PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT	A-2-1
ANNEX B	VALUATION REPORT OF B. RILEY & CO., LLC	B-1

ii

DGT HOLDINGS CORP.
C/O STEEL PARTNERS HOLDINGS L.P.
590 MADISON AVENUE, 32ND FLOOR
NEW YORK, NEW YORK 10022

________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 12, 2013

________________

INTRODUCTION

This proxy statement is being furnished to shareholders by the Board of Directors (the “Board”) of DGT Holdings Corp., a New York corporation (the “Company,” “we,” “our,” and “us”), in connection with the solicitation of the proxies in the accompanying form for use at the 2013 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on Tuesday, February 12, 2013 at 10:00 a.m., Eastern time, or at any adjournment or postponement thereof.  The principal business matters to be considered at the Annual Meeting will be the following proposals:

1.
To approve, subject to final action by the Board, an amendment to our Certificate of Incorporation, whereby the Company will effect a 1-for-5,000 reverse stock split (the “Reverse Stock Split”) such that shareholders owning of record fewer than 5,000 shares of common stock, par value $0.10 per share (the “Common Stock”) will have such shares cancelled and converted into the right to receive $13.50 for each share of Common Stock held of record prior to the Reverse Stock Split;

2.
To approve, subject to shareholder approval of the proposal described in (1) above and final action by the Board, to take effect immediately following the Reverse Stock Split, an amendment to our Certificate of Incorporation whereby the Company will effect a 5,000-for-1 forward stock split of our outstanding Common Stock (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Reverse/Forward Stock Split”);

3.	To elect four (4) members of the Board to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualify;

4.	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

5.	To ratify the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending August 3, 2013; and

6.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board, by unanimous vote, and upon the unanimous recommendation of a special committee of disinterested directors of the Board (the “Special Committee”) which was established to evaluate and make a recommendation to the Board regarding the Reverse/Forward Stock Split, has determined that proposals One and Two are fair to, and in the best interests of, the Company and its shareholders.

The Board has fixed January 8, 2013 as the record date for the Annual Meeting (the “Record Date”).  It is anticipated that the Proxy Statement and the proxy will first be made available to shareholders on or about [], 2013.

SUMMARY OF TERMS OF THE REVERSE/FORWARD STOCK SPLIT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you.  To better understand the terms and conditions of the Reverse/Forward Stock Split and the consequent amendments to our Certificate of Incorporation, you should carefully read this entire document, its attachments and the other documents to which we refer.

•	The Board, after consideration of numerous factors, including the recommendation of the Special Committee, has authorized amendments to the Company’s Certificate of Incorporation that would:

o	effect a 1-for-5,000 reverse stock split of our Common Stock; and

o	effect a 5,000-for-1 forward stock split.

•
Although the Reverse Stock Split and the Forward Stock Split will be voted on separately, the Company will not effect either the Reverse Stock Split or the Forward Stock Split unless both proposals are approved by the shareholders.

•
The Reverse/Forward Stock Split is intended to take effect, subject to shareholder approval and subsequent final action by our Board, on the date the Company files Certificates of Amendment to our Certificate of Incorporation with the Secretary of State of the State of New York, or on any later date that the Company may specify in such Certificates of Amendment (the “Effective Date”), the forms of which are attached hereto as Annex A-1 and Annex A-2.  Our Board has retained the authority to determine whether and when to file the amendments to our Certificate of Incorporation with the Secretary of State of the State of New York to effect the Reverse/Forward Stock Split, notwithstanding the authorization of the Reverse/Forward Stock Split by our shareholders (see “Special Factors – Certain Effects of Reverse/Forward Stock Split on the Company’s Shareholders – Board Discretion” on page [  ].)  The Company expects the Effective Date to be as soon as practicable following the Annual Meeting, subject to shareholder approval and final action by the Board.

•
Shareholders owning of record fewer than 5,000 shares of the Common Stock immediately before the Reverse Stock Split (the “Cashed Out Shareholders”), upon filing of the Certificates of Amendment as discussed above, will receive the right to receive $13.50 for each share of Common Stock such shareholder held of record immediately before the Reverse Stock Split.  As a result, any person whose shareholdings in the Company immediately before the Reverse Stock Split consist of record ownership of fewer than 5,000 shares of Common Stock will no longer be a shareholder of the Company.  No new certificates representing fractional shares will be issued (see “Special Factors – Certain Effects of Reverse/Forward Stock Split on the Company’s Shareholders” on page [  ]).

•
Shareholders holding of record 5,000 or more shares of Common Stock immediately before the Reverse/Forward Stock Split (the “Continuing Shareholders”) will continue to hold the same number of shares after the completion of the Reverse/Forward Stock Split and will not receive any cash payment.

•
The consideration of $13.50 per share on a pre-split basis to be received by Cashed Out Shareholders is based primarily upon the estimated value of the Company’s real estate, securities held for sale, and federal net operating loss carryforwards and the third party independent valuation report (the “Valuation Report”) from B. Riley & Co., LLC (“B. Riley”), the Company’s financial advisor.  Note that neither our Board nor our Special Committee obtained an independent fairness opinion for the Reverse/Forward Stock Split, nor did the Valuation Consultant render an opinion as to the fairness of the Reverse/Forward Stock Split. See “Special Factors – Background” on page [  ]; and “– Fairness of the Reverse/Forward Stock Split Proposal” on page [  ].

•
Any person whose shareholdings in the Company consist of record ownership of fewer than 5,000 shares of Common Stock may retain an equity interest in the Company after the Effective Date by purchasing, prior to the Effective Date, a sufficient number of shares of Common Stock so that the shareholder’s total number of shares held of record immediately prior to the Reverse Stock Split is equal to or greater than 5,000. (See “Proposals One and Two Amendments to the Company’s Certificate of Incorporation to Effect a 1-for-5,000 Reverse Stock Split and to Effect a 5,000-for-1 Forward Stock Split – Payment for Fractional Shares” on page [  ]).

•
For shareholders who hold fewer than 5,000 shares of Common Stock in street name, your broker, bank or other nominee is considered the shareholder of record with respect to those shares and not you.  It is possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 5,000 or more total shares.  Therefore, depending upon their procedures, they may not be obligated to treat the Reverse Stock Split as affecting beneficial holders’ shares.  It is our desire to treat shareholders holding fewer than 5,000 shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their name.  However, we or our transfer agent, Continental Stock Transfer & Trust Company, may not have the necessary information to compare your record holdings with any shares that you may hold in street name in a brokerage account and these banks, brokers and other nominees may have different procedures for processing the Reverse Stock Split.  Accordingly, if you hold your shares of our Common Stock in street name, we encourage you to contact your bank, broker or other nominee.

•
For shareholders that own a total of 5,000 or more shares of Common Stock beneficially through multiple brokerage firms in street name, or through a combination of record ownership and one or more brokerage firms in street name, we may not have the information to compare your record holdings and your ownership through a brokerage firm or to compare your holdings in two or more different brokerage firms.  As a result, if you hold more than the minimum number of shares, you may nevertheless have your shares cashed-out if you hold them in a combination of record and street name or through accounts in several brokerage firms.  If you are in this situation and desire to remain our shareholder after the Reverse/Forward Stock Split, we recommend that you combine your holdings in one brokerage account or transfer any shares held through a brokerage firm into record name prior to the effective time of the Reverse/Forward Stock Split.  You should be able to determine whether your shares will be cashed-out by examining your brokerage account statements to see if you hold more than the minimum number of shares in any one account.  To determine the Reverse/Forward Stock Split’s effect on any shares you hold in street name (and possible payment of the cash consideration), you should contact your broker, bank or other nominee.

•
The principal purpose of the Reverse/Forward Stock Split is to reduce the number of shareholders of record of the Company’s Common Stock to fewer than 300, enabling the Company to terminate its status as a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and thereby eliminate the significant expenses associated with being a reporting company (see “Special Factors – Purpose and Reasons for the Reverse/Forward Stock Split” on page 7).    Based on its experience, the Board believes that, after giving effect to the estimated costs of the Reverse/Forward Stock Split, total savings of approximately $297,500 in previously estimated incremental annualized costs of continuing as a public company may be realized by going private.  The Reverse/Forward Stock Split is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act.  Accordingly, the Company and Steel Partners Holdings L.P. (“Steel Holdings”), the controlling shareholder of the Company, have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC related to the Reverse/Forward Stock Split. The Schedule 13E-3 is available on the SEC’s website at http://www.sec.gov or from the Company.

•
A principal advantage of the Reverse/Forward Stock Split to Cashed Out Shareholders is that the Company will purchase their fractional shares of Common Stock without charging brokerage commissions or other costs normally associated with the sale of securities (see “Special Factors – Certain Effects of Reverse/Forward Stock Split on the Company’s Shareholders” on page [  ]).

•
The principal disadvantage of the Reverse/Forward Stock Split is that many of the Company’s shareholders will cease to be shareholders following the Reverse/Forward Stock Split and will not receive certain benefits of the Reverse/Forward Stock Split (see “Special Factors – Certain Effects of Reverse/Forward Stock Split on the Company’s Shareholders” on page [  ]).

•
Approval of the amendments to the Certificate of Incorporation to effect the Reverse/Forward Stock Split will require approval by holders of a majority of the outstanding shares of Common Stock (see “Proposals One and Two Amendments to the Company’s Certificate of Incorporation to Effect a 1-for-5,000 Reverse Stock Split and to Effect a 5,000-for-1 Forward Stock Split – Vote Required” on page [  ]).

•
Our Board has retained the authority to determine whether and when to file the amendments to our Certificate of Incorporation with the Secretary of State of the State of New York to effect the Reverse/Forward Stock Split, notwithstanding the authorization of the Reverse/Forward Stock Split by our shareholders.  Our Board may abandon the Reverse/Forward Stock Split at any time or may proceed with the Reverse/Forward Stock Split at any time without further notice to or action on the part of our shareholders (see “Special Factors – Certain Effects of Reverse/Forward Stock Split on the Company’s Shareholders – Board Discretion” on page [  ].)

•
Each shareholder whose fractional share is repurchased by the Company will recognize gain or loss for federal income tax purposes measured by the difference between the shareholder’s basis in the fractional share and the cash consideration received for the fractional share.  The gain or loss will be capital gain or loss if the share was held as a capital asset (see “Special Factors – Federal Income Tax Consequences” on page [  ]).

•
Under the New York Business Corporation Law, shareholders do not have the right to dissent and demand payment for their shares (see “Proposals One and Two Amendments to the Company’s Certificate of Incorporation to Effect a 1-for-5,000 Reverse Stock Split and to Effect a 5,000-for-1 Forward Stock Split – Appraisal and Dissenters’ Rights” on page [  ]).

•
The Board, upon the recommendation of the Special Committee to the Board, have concluded that the Reverse/Forward Stock Split is procedurally and substantively fair to our affiliated and unaffiliated shareholders, including Cashed Out Shareholders and Continuing Shareholders.  This conclusion was based on the analysis of several factors described in detail in this proxy statement in the section captioned “Special Factors – Fairness of the Reverse/Forward Stock Split Proposal” on page [  ] and the Valuation Report delivered by B. Riley described in the section captioned “Special Factors – Third Party Valuation Report” on page [  ].

•
Steel Holdings, who has been deemed a “filing person” for purposes of Schedule 13E-3 and has, along with the Company, filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the Commission, have adopted the analysis and conclusions of the Special Committee and our Board, and have concluded that the Reverse/Forward Stock Split is procedurally and substantively fair to the Company’s affiliated and unaffiliated shareholders, including Cashed Out Shareholders and Continuing Shareholders.  See the section in the proxy statement captioned “Special Factors – Fairness Determination by Steel Partners Holdings L.P.” on page [  ].

•
Steel Holdings is the controlling shareholder of the Company. In addition, each of Mr. Howard, the Chairman of our Board, Mr. Gibson, our President, Chief Executive Officer, Chief Financial Officer and director, and Mr. McGill, our Vice President and General Counsel, are affiliates of Steel Holdings.  The material facts as to each such director and/or executive officer’s interest are known to or have been fully disclosed to each of the other members of the Board. For more detailed information concerning any conflict of interest of our Board or any filing person with respect to the Reverse/Forward Stock Split or concerning our relationship with any of our shareholders, please see also information under the sections of the proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management” on page [  ], “Proposal Three Election of Directors – Certain Relationships and Related Transactions” on page [  ], and “Special Factors – Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” on page [  ].

•
As of January 8, 2013, the Record Date for the Annual Meeting, there were [             ] shares of Common Stock outstanding and there were [___] shareholders of record.  The Company estimates that after the Reverse/Forward Stock Split is effected, the number of shares of Common Stock outstanding will be approximately [           ] shares in the hands of approximately [___] shareholders of record.  The total number of fractional shares to be purchased is estimated to be equivalent to approximately 350,000 shares of Common Stock on a pre-split basis at a cost of approximately $4,725,000.  However, this is only an estimate and the exact number of shares that will be purchased in connection with the Reverse/Forward Stock Split will be determined on the Effective Date.

SPECIAL FACTORS

Purpose and Reasons for the Reverse/Forward Stock Split

The Company, a New York corporation, was incorporated in 1954.  The reason for the Reverse/Forward Stock Split is to relieve the Company of the costs and burdens of remaining a public company and to reduce the costs associated with servicing many small shareholder accounts.

The Board believes that there are considerable costs and burdens to the Company in remaining a public reporting company.  To comply with its obligations under the Exchange Act, the Company incurs direct and indirect costs associated with compliance with the filing and reporting requirements imposed on public companies.  Examples of direct cost savings from termination of registration of the Common Stock include: lower printing and mailing costs; reduced reporting and disclosure requirements due to the company’s private status; and reduction in direct expenses such as word processing and preparing electronic filings in the EDGAR format prescribed by the Securities and Exchange Commission (the “SEC” or the “Commission”).  The Company has determined that there will be a reduction in audit and legal fees once the Company is no longer subject to the reporting requirements of the Exchange Act.  The Company also incurs indirect costs as a result of executive time expended to prepare and review such Exchange Act filings.  Ceasing registration of the Common Stock is expected to substantially reduce many of these costs.

The Company also expects the Reverse/Forward Stock Split to reduce the cost of servicing shareholder accounts.  The costs of printing and mailing materials to shareholders increases for each shareholder account, regardless of the number of shares held by the shareholder.  Many of the Company’s shareholders hold a relatively small number of shares, and the cost of servicing such accounts is disproportionate to the size of the holdings.

The Reverse/Forward Stock Split would not only reduce these servicing expenses, but would also provide a cash payment to holders of record of fewer than 5,000 shares for their interest in the Company.  Shareholders owning 5,000 or more shares would receive no cash payments and would continue as shareholders of the Company holding the same number of shares as were held by them immediately before the Reverse/Forward Stock Split.

Based on its experience, the Board believes that total savings of approximately $297,500 in previously estimated incremental annualized costs of continuing as a public company may be realized by going private, as follows:

“Going Dark” Cost Savings

Audit (and Interim Reviews) of Financial Statements	$87,500
SEC Accounting, Sarbanes-Oxley Compliance	40,000
Legal	100,000
Investor relations, transfer agent, financial printing	62,500
Miscellaneous	7,500
Total	297,500

These amounts, however, are just estimates, and the actual savings to be realized may be higher or lower than such estimates.

If the Reverse Stock Split and Forward Stock Split are approved and implemented, the Company believes that thereafter the number of shareholders of record will be fewer than 300.  The Company intends to terminate the registration of its Common Stock under the Exchange Act pursuant to Section 12(g)(4) of the Exchange Act.  Following the Reverse/Forward Stock Split, the decision by the Company to terminate Exchange Act registration upon implementation of the Reverse/Forward Stock Split does not require shareholder approval and will not be voted on at the Annual Meeting.  The Company’s duty to file periodic reports with the SEC, such as quarterly and annual reports, will be suspended once the Company has fewer than 300 shareholders of record and has filed the appropriate form with the SEC.  However, the Company currently intends to continue to provide shareholders with summary annual audited financial statements and quarterly financial information, and periodic updates when determined to be appropriate by the Board.  This information will not be as detailed or extensive as the information the Company has been required to file with the SEC or has provided to its shareholders in the past.

The Board also believes that, following the Reverse/Forward Stock Split, our management will be able to better focus on our long-term business goals of capital redeployment and the identification of new profitable operations where we can utilize our existing working capital and maximize the use of our net operating losses.

In consideration of the aforementioned reasons, upon recommendation of the Special Committee, the Board, on December 14, 2012, approved, subject to approval by the Company’s shareholders and final action by the Board, amendments to the Company’s Certificate of Incorporation to effect the Reverse/Forward Stock Split.

Background

On November 3, 2011, we sold (the “Villa Sale”) our Villa Sistemi Medicali S.p.A. subsidiary (“Villa”).  On August 16, 2012, we sold our power conversion business (the “Power Conversion Business Sale”) operated by our RFI Corporation subsidiary (“RFI”).  Prior to these sales, we were a leader in developing, manufacturing and marketing medical and dental imaging systems and power conversion subsystems and components worldwide.  Our products included stationary and portable medical and dental diagnostic imaging systems and electronic systems and components such as electronic filters, transformers and capacitors.  We currently have a real estate business that includes the leasing of property owned by the Company through its subsidiaries in Milan, Italy and Bay Shore, New York.  In addition to the real estate business, our business is expected to consist primarily of capital redeployment and identification of new profitable operations where we can utilize our existing working capital and maximize the use of our net operating losses.

Board Deliberations

At a meeting of the Board held on September 14, 2012, the Board discussed ways to increase shareholder value and reduce the Company’s expenses following the consummation of the Villa Sale and the Power Conversion Business Sale, including the possibility of ceasing registration of its common stock through reverse and forward stock splits.  The Board discussed certain shareholder approval requirements, the possibility of retaining B. Riley to undertake a valuation analysis, the merits of forming a special committee, and certain other possible considerations relating to deregistration.  The Board then decided to postpone the discussion relating to the possibility of deregistration until the next meeting of the Board.

At the meeting of the Board held on October 8, 2012, the Board continued discussion of the possibility of deregistration and outside counsel advised management and the Board regarding certain aspects of going-private transactions and reverse and forward stock splits.  In addition, the Board discussed certain regulations relating to the Investment Company Act of 1940, as amended, and the possibility of effecting stock splits that would reduce the number of holders of record below 100.  The Board then approved the establishment of the Special Committee, consisting of General McPeak and Mr. Risher, the disinterested members of the Board, to evaluate and make a recommendation to the Board regarding the transaction.

Management recommended that a ratio of 1-to-5,000 would reduce the number of record shareholders to a level sufficiently below 300 to allow adequate margin for any increase in the number of shareholders that might occur prior to or after the effectiveness of a reverse stock split (for example, as a result of holders with shares in “street name” requesting that share certificates be issued in their own name, or persons other than current shareholders acquiring shares).

At a meeting of the Special Committee held on December 9, 2012, the Special Committee formally retained B. Riley to provide a Valuation Report concerning the value of the consideration proposed to be paid to Cashed Out Shareholders in connection with the Reverse Stock Split.  The terms of B. Riley’s analysis can be found below under “--Third Party Valuation Report.”

On December 14, 2012, the Special Committee met and reviewed with a representative of B. Riley its Valuation Report and related analysis concerning the value of the consideration proposed to be paid to Cashed Out Shareholders in connection with the Reverse Stock Split.  The Valuation Report of B. Riley estimated that the fair market value of the shares to be repurchased in connection with the Reverse/Forward Stock Split is between $13.00 and $14.50 per share, representing premiums of 8.3% to 20.8%, respectively, to the Company’s closing price on December 12, 2012.  Following its review of the analysis provided by B. Riley, which the Special Committee adopted as its own, and in consideration of the factors described in this “Special Factors” section of the proxy statement, the Special Committee determined that proposals One and Two are fair to, and in the best interests of, the Company and its shareholders recommended that the Board submit these proposals to the Company’s shareholders for their approval.

The Board then considered the recommendation of the Special Committee, based on the analyses and factors described herein, including the Valuation Report, which were adopted by the Board, and unanimously adopted a resolution declaring the terms and conditions of the Reverse/Forward Stock Split to be advisable, directing that proposed amendments to the Certificate of Incorporation of the Company effecting the Reverse/Forward Stock Split be submitted to the shareholders of the Company for consideration and authorized and directed management of the Company to file a preliminary proxy statement with the SEC, and to effect any other filings and take all other corporate actions necessary or appropriate in connection therewith.

If the shareholders approve the Reverse/Forward Stock Split, subject to final action by the Board, the Company will file certificates of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of New York in substantially the forms attached hereto as Annex A-1 and Annex A-2.  The Reverse/Forward Stock Split will become effective on the Effective Date which is the date the amendments are filed with the Secretary of State of the State of New York, or such later date as is specified in the filing.  The Company expects the amendments to become effective as soon as practicable following the Annual Meeting, subject to final action by the Board.

Alternatives Considered

The Board considered alternative transactions to reduce the number of shareholders but ultimately determined that the Reverse/Forward Stock Split was the preferred method.  The Board considered the following alternative strategies:

Issuer Tender Offer.  The Board considered an issuer tender offer to repurchase shares of the Company’s outstanding Common Stock.  The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature.  The Board was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record holders so as to permit the Company to reduce the number of record holders below 300, to reduce its administrative costs related to servicing shareholders who own a relatively small number of shares and to terminate its SEC reporting requirements.  The Board was also uncertain as to whether many holders of a small number of shares would make the effort to tender their shares.  In addition, the Board considered the cost of completing the tender offer, which could be significant in relation to the value of the shares sought to be purchased.

Purchase of Shares in the Open Market.  There is a limited trading market for the Common Stock and there would be no way to ascertain whether purchases would result in a smaller number of record shareholders; therefore, the Board believes it would be highly unlikely that shares could be acquired by the Company from a sufficient number of holders to accomplish the Board’s objectives.

Continuing As Is.  Finally, the Board considered taking no action to reduce the number of shareholders of the Company.  However, due to the Company’s significant costs of compliance under the Exchange Act, especially in relation to the Company’s overall expenses and less extensive operations than it engaged in during previous years, the Board believes that taking no action at this time is not in the best interests of the Company.

The Board has determined that the Reverse/Forward Stock Split is the most expeditious and economical method of changing the Company’s status from that of a reporting company to that of a non-reporting company.  The Company has not sought, and has not received, any proposals for the merger or consolidation of the Company, or for the sale or other transfer of all or any substantial portion of the Company’s assets, or for the sale of securities of the Company that would enable the holder thereof to exercise control of the Company.  See “Special Factors—Background.”

Fairness of the Reverse/Forward Stock Split

The Board and the Special Committee believe that the Reverse/Forward Stock Split, taken as a whole, is substantively and procedurally fair to and in the best interests of the Company and its shareholders.  In determining the fairness of the Reverse/Forward Stock Split, the Board and the Special Committee considered a number of factors prior to approval of the proposed transaction.

The Board and the Special Committee recognized the concerns of shareholders owning of record fewer than 5,000 shares of Common Stock.  The Reverse/Forward Stock Split will allow such Cashed Out Shareholders to liquidate their holdings at a fair value, and without brokerage or other transaction costs, by receiving cash for their interest.

Continuing Shareholders are expected to benefit from the reduction of direct and indirect costs borne by the Company to maintain its public company status.

Substantive Fairness Discussion.  In determining to approve the Reverse/Forward Stock Split and recommend that shareholders approve it, in addition to adopting the analysis presented by B. Riley, the Board and the Special Committee considered the following material factors:

•	The limited trading market and liquidity of the Common Stock.

•	The opportunity afforded by the Reverse/Forward Stock Split for holders of even a small number of shares to receive a cash payment for their interest without brokerage costs.

•
The analysis described under “Third Party Valuation Report” and the finding that B. Riley estimates that the fair market value of the shares to be repurchased in connection with the Reverse/Forward Stock Split is between $13.00 and $14.50 per share, representing premiums of 8.3% to 20.8%, respectively, to the Company’s closing price on December 12, 2012.

•
The reported market price of the Company’s common stock was between $8.51 and $11.66 per share during the period from December 12, 2011 through December 13, 2012, the last trading day before the Board approved the payment amount.

•
The fact that at the 1-for-5,000 ratio, the Reverse/Forward Stock Split would not significantly impact control of the Company, and that the Company expects that the (a) Company’s directors and executive officers would beneficially own approximately [   ]% of the Common Stock as of January 8, 2013 and [__]% following the Reverse/Forward Stock Split and (b) Steel Holdings would beneficially owning approximately [    ]% of the Common Stock as of January 8, 2013 and [__]% following the Reverse/Forward Stock Split.  Accordingly, the Board and the Special Committee did not view the Reverse/Forward Stock Split as significantly impacting control of the Company.

In determining to approve the Reverse/Forward Stock Split, the Board placed the greatest weight on the Company’s stock price performance and the Valuation Report.  After evaluating these factors, the Board determined that the Reverse/Forward Stock Split is substantively fair to the shareholders of the Company.

Procedural Fairness Discussion.  The Reverse/Forward Stock Split has not been structured to require the separate approval of shareholders unaffiliated with the Company because the Board concluded that the interests of unaffiliated shareholders were sufficiently represented at the Board level by the Special Committee.  The Special Committee consists of disinterested directors of the Board and was established to evaluate and make a recommendation to the Board regarding the Reverse/Forward Stock Split.

Neither our Board nor the Special Committee requested or relied on a fairness opinion on behalf of our unaffiliated shareholders because costs associated with obtaining such an opinion, which could be between $300,000 and $400,000, outweighed its perceived benefits.  While all of our affiliated shareholders will remain shareholders following the Reverse/Forward Stock Split by virtue of the size of their holdings, unaffiliated shareholders will have the same opportunity if they so choose (by purchasing a sufficient number of shares of Common Stock prior to the effective time of the Reverse/Forward Stock Split so that the shareholder’s total number of shares held of record immediately prior to the Reverse Stock Split is equal to or greater than 5,000. In light of this fact, our Board concluded that the additional expense associated with obtaining a fairness opinion was not justified.  However, our Board and Special Committee did obtain the Valuation Report from B. Riley that estimated that the fair market value of the shares to be repurchased in connection with the Reverse/Forward Stock Split is between $13.00 and $14.50 per share.

No unaffiliated representative has been retained to act solely on behalf of unaffiliated shareholders for purposes of negotiating the terms of the Reverse/Forward Stock Split.  Additionally, the Board made no specific provision to grant unaffiliated shareholders access to the Company’s corporate files, except as may be required by the New York Business Corporation Law, or to obtain counsel or appraisal services at the Company’s expense.  The Special Committee and the Board noted that this proxy statement, along with our other filings with the SEC, provide a great deal of information to enable unaffiliated shareholders to make an informed decision as to the Reverse/Forward Stock Split.

Therefore, based on these factors, the Board determined that the Reverse/Forward Stock Split is procedurally fair to unaffiliated shareholders.

After evaluating the substantive and procedural fairness of the Reverse/Forward Stock Split, the Board concluded that the Reverse/Forward Stock Split is the most expeditious, efficient, cost effective and fair method to convert the Company from a reporting company to a privately-held non-reporting company.

On December 14, 2012, the Board and the Special Committee received and adopted the analysis set forth in the Valuation Report.  Based on that Valuation Report and the factors described above, the Board and the Special Committee unanimously determined that the purchase price for fractional shares of the Company’s Common Stock of $13.50 per share on a pre-split basis is fair to the holders of Common Stock of the Company, including the unaffiliated shareholders of the Company, and voted to approve the Reverse/Forward Stock Split.

Fairness Determination by Steel Partners Holdings L.P.

Steel Holdings, who has been deemed a “filing person” for purposes of Schedule 13E-3, has adopted the analysis and conclusions of the Special Committee and our Board, including the Valuation Report, and have concluded that the Reverse/Forward Stock Split is procedurally and substantively fair to the Company’s affiliated and unaffiliated shareholders, including Cashed Out Shareholders and Continuing Shareholders.  Steel Holdings relied on the factors analyzed by the Board and the Special Committee as described in the above section of the proxy statement captioned “--Fairness of the Reverse/Forward Stock Split” along with the Valuation Report provided by B. Riley as described in the section of the proxy statement below captioned “--Third Party Valuation Report.”

Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons

Our directors and executive officers and 10% shareholders may have interests in the Reverse/Forward Stock Split that are different from your interests as a shareholder, and have relationships that may present conflicts of interest.  To the Company’s knowledge, Steel Holdings and each director of the Company intends to vote all shares of Common Stock for which those persons have voting authority, for the proposed Reverse/Forward Stock Split and related Amendments to the Company’s Certificate of Incorporation.  The shares held by the directors represent approximately [   ]% of the voting power of the Common Stock on the Record Date and the shares held by Steel Holdings represent approximately [   ]% of the voting power of the Common Stock on the Record Date.   In addition, certain directors hold options to acquire shares of our Common Stock.  The Reverse/Forward Stock Split will not affect these stock options and they will remain outstanding at the same per share exercise price after the Reverse/Forward Stock Split.  However, these stock options may become less valuable if they cannot be turned into cash quickly and easily once earned because of the lack of a ready market and a decline in the price of our Common Stock.   See “Security Ownership Of Certain Beneficial Owners And Management.”

Upon the effectiveness of the Reverse/Forward Stock Split, the aggregate number of shares of our Common Stock owned by our directors and executive officers and Steel Holdings will remain the same and the ownership percentage of the shares of our Common Stock held by our directors, executive officers and Steel Holdings will increase by approximately [__]% from [     ]% to [__]% as a result of the reduction of the number of shares of our Common Stock outstanding.  The increase in the ownership percentage of our shares of Common Stock held by our directors, executive officers and Steel Holdings and the reduction in the number of shares outstanding following the completion of the Reverse/Forward Stock Split is based on record holder information that we received as of January 8, 2013 from our transfer agent, Continental Stock Transfer & Trust Company, as to our record holders, and information we have received regarding the holdings of beneficial owners of our Common Stock held in street name.  The number of shares to be cashed-out in the Reverse/Forward Stock Split may vary from the estimate above, and the ownership percentage of our shares of Common Stock held by our directors, executive officers and Steel Holdings and the ownership percentage of the Continuing Shareholders after the Reverse/Forward Stock Split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective time of the Reverse/Forward Stock Split and the number of street name shares that are actually cashed-out in the Reverse/Forward Stock Split.

Directors, executive officers and any shareholders who own more than 10% of our outstanding Common Stock will experience certain advantages after the Reverse/Forward Stock Split in that they will be relieved of certain SEC reporting requirements and “short-swing profit” trading provisions under Section 16 of the Exchange Act and information regarding their compensation and stock ownership will no longer be publicly available.  In addition, by deregistering the Common Stock under the Exchange Act subsequent to the consummation of the Reverse/Forward Stock Split, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers, although no such loans currently are contemplated.

Third Party Valuation Report

On or about December 9, 2012 the Special Committee retained B. Riley to act as a third party independent financial advisor to prepare a valuation report to determine the fair market value for the shares of Common Stock held by the Cashed Out Shareholders.  The Special Committee considered several possible financial advisors and selected B. Riley on the basis of its experience, the time it would take to complete its work and the cost to the Company of its engagement.  On December 14, 2012, the Special Committee met with B. Riley and reviewed and accepted its Valuation Report.

The Company expects to pay B. Riley a fee of $65,000, which was not contingent on any result.

The full text of B. Riley’s valuation report is attached as Annex B and should be read carefully in its entirety.  B. Riley’s valuation report is directed to the Special Committee and relates only to the fair market value of the shares of Common Stock and the Reverse Stock Split, does not address any other aspect of the Reverse/Forward Stock Split or any related transaction and does not constitute a recommendation to any shareholder with respect to the Reverse Stock Split or any other matter being voted upon by the shareholders.

In the course of preparing its Valuation Report, B. Riley conferred with the Company’s management concerning the evolution of its business, operations and outlook for the future.

The following is a summary of the material financial analysis that B. Riley performed in connection with the rendering of its opinion, which analysis was presented to the Special Committee at its meeting on December 14, 2012.

B. Riley’s valuation conclusions are based on a number of key considerations, including but not limited to:

•	The mark-to-market value of the Company’s investments in marketable securities as of December 12, 2012;
•	The nature of the securities held in the Company’s portfolio of marketable securities;
•	The latest available third-party valuations of the Company’s domestic and foreign real estate holdings;
•	The presence of U.S. Federal and State net operating loss carryforwards and their potential impact on the Company’s equity value;

•	The number of shares and percentage ownership in the Company represented by the shares anticipated to be repurchased in connection with the Reverse/Forward Stock Split;
•	The Company’s size and the lack of marketability associated with its Common Stock; and
•	Factors influencing the Company’s net asset value both as a going concern and under a liquidation scenario.

None of the information provided by the Company was audited by B. Riley as part of its engagement. B. Riley relied on such information without independent verification and expresses no opinion or other form of assurance on its accuracy, fairness and completeness. The Valuation Report and related analysis reflect B. Riley’s best judgment in light of the information available at the time.

Based on its experience and professional judgment after considering the results of its analyses taken as a whole, without attributing any particular weight to or reaching a conclusion based on any specific analysis, B. Riley estimates that the fair market value of the shares to be repurchased in connection with the Reverse/Forward Stock Split is between $13.00 and $14.50 per share, representing premiums of 8.3% and 20.8%, respectively, to the Company’s close price of $12.00 as of December 12, 2012. B. Riley was not asked to, nor did it, provide a recommendation regarding the purchase price determined by the Special Committee to repurchase shares held by shareholders owning of record fewer than 5,000 shares of Common Stock.  Rather, the Special Committee selected a proposed consideration price and recommended such price to the full Board, which subsequently approved a purchase price of $13.50 per share on a pre-split basis for each fractional share resulting from the Reverse Stock Split payable to shareholders owning of record fewer than 5,000 shares of Common Stock.

Set forth below is a summary of the material financial analyses presented by B. Riley to the Special Committee. The summary set forth below does not purport to be a complete description of the analyses performed or presentation made by B. Riley in this regard. B. Riley believes that its presentation and analyses must be considered as a whole and that selecting portions of its analyses and factors considered by it, without considering all of its analyses and factors, or attempting to ascribe relative weights to some or all of its analyses and factors, could create an incomplete view of the evaluation process underlying the valuation analysis.

No company used in the analyses described below is identical to the Company. Accordingly, an analysis of the results thereof necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the  Reverse/Forward Stock Split or the public trading or other values of the Company or companies to which it is being compared.

Precedent Dutch Tender Offer Analysis

Dutch Tender Offers incorporate certain features that make them relevant to the Reverse/Forward Stock Split, including: i) Dutch Tenders are return of capital transactions to shareholders; ii) Dutch Tenders involve the issuer directly offering a premium to shareholders to induce the repurchase of stock; and iii) the premiums ultimately paid by issuers are generally reflective of investors’ expectations for premiums given that shareholders communicate the price at which they are willing to sell their holdings back to the issuer. The premiums paid were drawn from a group of publicly-traded small- and mid-sized firms that have tendered for and repurchased less than 20% of their total shares outstanding since November 2009. This categorization is generally consistent with that of the Company’s situation. B. Riley reviewed 21 Dutch Tender Offers and applied the inter-quartile range of one-day premiums of 5.4% to 18.0% to the Company’s last close price of $12.00 as of December 12, 2012 to get to an implied share price range of $12.64 to $14.16. The inter-quartile range was used to eliminate the effect of major outliers in the data set and to capture the distribution of the data.

% Premium / (Discount) to
Close Price

Mean	9.9%
Upper Quartile	18.0%
Median	13.0%
Lower Quartile	5.4%

Precedent Reverse / Forward Stock Splits Analysis

The Precedent Reverse / Forward Stock Splits Analysis takes into account historical reverse / forward stock splits executed by companies since February 2005 with similar objectives to that of the Reverse/Forward Stock Split. B. Riley reviewed 51 reverse / forward stock splits and applied the inter-quartile range of one-day premiums of 4.0% to 37.1% to the Company’s last close price of $12.00 as of December 12, 2012 to get to an implied share price range of $12.48 to $16.45. The inter-quartile range was used to eliminate the effect of major outliers in the data set and to capture the distribution of the data.

	% Premium / (Discount) to
	1 Day Prior	1 Week Prior	1 Month Prior

Mean	40.0%	36.5%	45.7%
Upper Quartile	37.1%	40.5%	52.6%
Median	14.5%	12.1%	14.0%
Lower Quartile	4.0%	4.0%	2.9%

Precedent Minority Interest Transactions Analysis

The Precedent Minority Interest Transactions Analysis takes into account secondary market transactions since February 2008 involving the exchange of minority stakes of less than 20% of a company. All historical transactions consist of targets based in the U.S. and feature all-cash transactions. B. Riley reviewed 15 minority interest transactions and applied the inter-quartile range of one-day premiums of 0.0% to 32.3% to the Company’s last close price of $12.00 as of December 12, 2012 to get to an implied share price range of $12.00 to $15.88. The inter-quartile range was used to eliminate the effect of major outliers in the data set and to capture the distribution of the data.

	% Premium / (Discount) to
	1 Day Prior	1 Week Prior	1 Month Prior

Mean	46.6%	50.9%	56.0%
Upper Quartile	32.3%	47.8%	49.3%
Median	8.7%	10.0%	37.5%
Lower Quartile	0.0%	(0.3%)	5.0%

Liquidation Value Analysis

The Liquidation Value Analysis utilizes the concept that the value of a business is best represented by the present value of its assets (including all cash and equivalents, securities held for sale, real estate owned, and other assets) net of all liabilities. B. Riley accounted for the mark-to-market value of the securities held, the estimated market of the real estate owned as per third-party valuations provided by the Company, foreign capital gains taxes, U.S. net operating loss carryforwards available to shelter capital gains, and other adjustments. B. Riley applied an estimated capital gains tax of 27.5%, as per Italian corporate tax laws, to the Villa real estate which B. Riley estimated would not be sheltered under the U.S.-based net operating loss carryforwards in the event of a liquidation. All other tax implications would be sheltered, as per management guidance, under Company’s federal net operating loss carryforwards of approximately $32.4 million as of July 28, 2012.  Subsequently, B. Riley applied a 10.0% to 12.0% wind-down expense range to the gross value of all assets to simulate operating and liquidation expenses & contingencies associated with liquidating the Company. The Liquidation Value Analysis resulted in an estimated Liquidation Value per share range of $13.76 to $14.10.

Certain Effects of the Reverse /Forward Stock Split on the Company’s Shareholders

Rights, Preferences and Limitations.  There are no differences between the respective rights, preferences or limitations of the Common Stock before the Reverse/Forward Stock Split and the Common Stock after the Reverse/Forward Stock Split.  There will be no differences with respect to dividend, voting, liquidation or other rights associated with the Company’s Common Stock before and after the Reverse/Forward Stock Split.

If the Reverse Stock Split and Forward Stock Split are approved, the interests of Continuing Shareholders will not change.  Securities acquired from Cashed Out Shareholders will be retired by the Company.

If the Reverse/Forward Stock Split is effected, shareholders whose shareholdings in the Company consist of record ownership of fewer than 5,000 shares of Common Stock will no longer have any equity interest in the Company and will not participate in future increases or decreases to the Company’s stock price.

Upon the effectiveness of the Reverse/Forward Stock Split, the aggregate number of shares of our Common Stock owned by our directors and executive officers and Steel Holdings will remain the same and the ownership percentage of the shares of our Common Stock held by our directors, executive officers and Steel Holdings will increase by approximately [__]% from [     ]% to [__]% as a result of the reduction of the number of shares of our Common Stock outstanding.

Financial Impact.  The Company estimates that after the Reverse/Forward Stock Split is effected the number of shares of Common Stock outstanding will be approximately [_______] shares in the hands of approximately [__] shareholders of record.  The total number of fractional shares to be purchased is estimated to be equivalent to approximately 350,000 shares of Common Stock on a pre-split basis at a cost of approximately $4,725,000.  The cost of the Reverse/Forward Stock Split transaction will be paid from the Company’s available cash and other liquid assets.  No other material impact on the Company’s financial statements is expected.

The number of shares to be cashed-out in the Reverse/Forward Stock Split may vary from the estimate above, and the ownership percentage of our shares of Common Stock held by our directors, executive officers and 10% shareholders and the ownership percentage of the continuing shareholders after the Reverse/Forward Stock Split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective time of the Reverse/Forward Stock Split, and depending on the number of street name shares that are actually cashed-out in the Reverse/Forward Stock Split.

Appraisal or Dissenters’ Rights.  Under the New York Business Corporation Law, no appraisal or dissenters’ rights exist with respect to the Reverse/Forward Stock Split and the Company is not voluntarily according dissenting shareholders such rights.

Board Discretion.  Our Board has retained the final authority to determine if and when to file the amendments to the Company’s Certificate of Incorporation with the Secretary of State of the State of New York in order to effectuate the Reverse/Forward Stock Split.  Notwithstanding authorization of the proposed transactions by our shareholders, our Board may abandon the Reverse/Forward Stock Split at any time without further action by our shareholders, or may file the amendments at any time without further notice to or action by our shareholders.  However, the Board believes that the proposals should be acted on before they become “stale” and expects to make its decision within 60 days after approval by the shareholders.

Termination of Registration with SEC.  The Common Stock is currently registered under the Exchange Act.  Such registration may be terminated, under SEC rules, upon application of the Company to the SEC if the Company has fewer than 300 record holders of its Common Stock.  The Company intends to make an application for termination of registration of its Common Stock as promptly as possible after filing the Certificates of Amendment.  Termination of the registration of the Common Stock under the Exchange Act would substantially reduce the information required to be furnished by the Company to its shareholders and to the SEC and would make certain provisions of the Exchange Act, such as the filing of annual and quarterly reports and proxy statements, no longer applicable to the Company.  However, the Company currently intends to continue to provide shareholders with summary annual audited financial statements and quarterly financial information, and periodic updates when determined to be appropriate by the Board with respect to material events.  This information will be available on the Company’s website at www.dgtholdings.com.  This information will not be as detailed or extensive as the information the Company has been required to file with the SEC or has provided to its shareholders in the past.

With respect to the executive officers and directors of the Company, upon termination of registration of the Common Stock under the Exchange Act, the executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including the reporting and short-swing profit recapture provisions of Section 16 thereof, as well as many of the provisions of the Sarbanes-Oxley Act of 2002.  Upon termination of Exchange Act registration, the Company will continue to be subject to the general anti-fraud provisions of federal and applicable state securities laws.

Benefits.  The Reverse/Forward Stock Split is expected to result in the following benefits to the Company, its Continuing Shareholders and Cashed Out Shareholders:

•
The termination of the Company’s reporting obligations under the Exchange Act will result in a reduction in the Company’s previously estimated costs to be incurred in the future.  The Company expects to use any amounts saved as a result of termination of Exchange Act registration for general corporate purposes, including acquisitions.

•
The Reverse/Forward Stock Split affords shareholders owning of record fewer than 5,000 shares of Common Stock the opportunity to realize fair value for their shares.  In the absence of the Reverse/Forward Stock Split, even if a more active trading market developed for the Common Stock, such holders would nonetheless likely realize less net value for their shares since the sale of their shares would ordinarily involve disproportionately high brokerage commissions.

•
The percentage ownership of Common Stock of the Continuing Shareholders of the Company following the Reverse/Forward Stock Split will increase slightly due to the repurchase of fractional shares by the Company.

Detriments.  The Reverse/Forward Stock Split is expected to result in the following detriments to the Company, its Continuing Shareholders and Cashed Out Shareholders:

•
If the Reverse/Forward Stock Split is approved, it is estimated that approximately [__] shareholders, owning in the aggregate approximately 350,000 shares of Common Stock, will cease to be shareholders of the Company and will no longer hold an equity interest in the Company.  Such shareholders, therefore, will not share in any future increases in the Company’s net assets or stock price, if any, and will no longer have the right to vote on any corporate matter.  Such shareholders also will be deprived of the ability to sell their shares of Common Stock at a time and for a price of their choosing.

•
Termination of registration of Common Stock under the Exchange Act will reduce substantially the information required to be furnished by the Company to its shareholders and will make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act, the requirement of furnishing a proxy or information statement in connection with certain shareholder meetings pursuant to Section 14(a) of the Exchange Act, and the requirements of Rule 13e-3 promulgated by the SEC under the Exchange Act with respect to “going private” transactions no longer applicable to the Company and its executive officers and directors. In addition, termination of such registration will deprive “affiliates” of the Company of the ability to dispose of securities of the Company pursuant to Rule 144 promulgated under the Securities Act.

•
Shareholders owning 5,000 or more shares of Common Stock prior to the Reverse/Forward Stock Split will not be entitled to receive any cash payment for their shares and will continue as shareholders of the Company.

Beneficial Owners of the Company Common Stock.  We intend to treat shareholders holding our Common Stock in street name in the same manner as record holders.  Prior to the effective date of the Reverse/Forward Stock Split, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in “street name,” ask them to provide us with information on how many fractional shares will be cashed-out, and request that they effect the Reverse/Forward Stock Split for their beneficial holders.  However, these banks, brokers and other nominees may have different procedures than registered shareholders for processing the Reverse/Forward Stock Split.  As a result, a shareholder owning 5,000 or more shares of Common Stock may nevertheless have those shares cashed-out if the shareholder holds shares in a combination of street name accounts and record holder accounts, or holds shares in separate accounts in several brokerage firms.  If you are in this situation and desire to remain one of our shareholders after the Reverse/Forward Stock Split, you may consolidate your holdings into one brokerage account or record holder account prior to the effective date of the Reverse/Forward Stock Split.  Conversely, if you hold an account with less than 5,000 shares in street name and want to ensure that your shares are cashed-out, you may want to change the manner in which your shares are held from street name into a record holder account in your own name so that you will be a record owner of the shares.

Directors and Officers.  The directors and officers of the Company immediately prior to the Reverse/Forward Stock Split will remain the directors and officers of the Company immediately following the effectiveness of the Reverse/Forward Stock Split.

Federal Income Tax Consequences

Summarized below are the material federal income tax consequences to the Company and to shareholders resulting from the Reverse/Forward Stock Split.  This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations (the “Regulations”) issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change.  This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect.  No assurance can be given that any such changes will not adversely affect the federal income tax consequences of the Reverse/Forward Stock Split.

This summary does not address all aspects of the possible federal income tax consequences of the Reverse/Forward Stock Split and is not intended as tax advice to any person or entity.  In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to the Company’s shareholders in light of their individual investment circumstances nor to shareholders subject to special treatment under the federal income tax laws (for example, tax exempt entities, retirement plans, mutual funds, partnerships or other entities classified as partnerships for U.S. federal income tax purposes (and investors therein), financial institutions, life insurance companies, regulated investment companies, taxpayers subject to the alternative minimum tax or who have elected mark-to-market accounting, U.S. expatriates or former long-term residents, and foreign taxpayers), or who hold, have held, or will hold stock as part of a straddle, hedging, or conversion, constructive sale or other integrated transaction for federal income tax purposes. In addition, this summary does not address any consequences of the Reverse/Forward Stock Split under any state, local, or foreign tax laws.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds Common Stock, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and upon the activities of the partnership.  Partners in such partnerships should consult their own tax advisors as to the particular U.S. federal income tax consequences of the Reverse/Forward Stock Split.

The Company will not obtain a ruling from the Internal Revenue Service or an opinion of counsel regarding the federal income tax consequences to the Company’s shareholders as a result of the Reverse/Forward Stock Split.  Accordingly, you are encouraged to consult your own tax advisor regarding the specific tax consequences of the proposed transaction, including the application and effect of state, local, and foreign income and other tax laws.

This summary assumes that you are one of the following: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate the income of which is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.  This summary also assumes that you have held and will continue to hold your shares as capital assets for federal income tax purposes.

You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences applicable to your specific circumstances.

The Company believes that the Reverse/Forward Stock Split will be treated as a tax-free “recapitalization” for federal income tax purposes.  This should result in no material federal income tax consequences to the Company or to its shareholders who do not receive cash in the transaction.  However, if you are receiving cash in the transaction, the payment to you will be the last distribution you will receive from the Company and you may recognize gain or loss for federal income tax purposes.

Shareholders who do not receive cash in connection with the Reverse/Forward Stock Split

If you (1) continue to hold stock directly immediately after the Reverse/Forward Stock Split and (2) you receive no cash as a result of the Reverse/Forward Stock Split, you should not recognize any gain or loss in the Reverse/Forward Stock Split for federal income tax purposes.  Your aggregate adjusted tax basis in your shares of stock held immediately after the Reverse/Forward Stock Split will be equal to your aggregate adjusted tax basis in your shares of stock held immediately prior to the Reverse Stock Split and you will have the same holding period in your stock as you had in such stock immediately prior to the Reverse/Forward Stock Split.

Shareholders who receive cash in connection with the Reverse/Forward Stock Split

If you receive cash in lieu of fractional shares as a result of the Reverse/Forward Stock Split, the cash you receive will be the last distribution you will receive from the Company with respect to the cashed out stock.  You will generally recognize capital gain or loss on the Reverse/Forward Stock Split for federal income tax purposes, with such gain or loss measured by the difference between the cash you receive for your cashed out stock and your aggregate adjusted tax basis in such stock.

Capital Gain and Loss

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%. (for tax year 2012), and scheduled to increase to a rate not to exceed 20% for tax year 2013.   For certain taxpayers, capital gains may also become subject to the 3.8% Medicare tax in 2013. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates.  Capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations.  There are limitations on the deductibility of capital losses.

Backup Withholding

Shareholders may be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the Company’s transfer agent in connection with the Reverse/Forward Stock Split to avoid backup withholding requirements that might otherwise apply.  The letter of transmittal will require each shareholder to deliver such information when the Common Stock certificates are surrendered following the Effective Date of the Reverse/Forward Stock Split.  Failure to provide such information may result in backup withholding at a rate of 28%.

As explained above, the amounts paid to you as a result of the Reverse/Forward Stock Split may result in capital gain income to you depending on your individual circumstances.  You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the transaction, in light of your specific circumstances.

The preceding discussion of the material U.S. Federal Income Tax consequences of the Reverse/Forward Stock Split is general and does not include all consequences to every shareholder under federal, state, local, or foreign tax laws.  Accordingly, each shareholder should consult its own tax advisor as to the particular tax consequences to it of the reverse stock split, including the applicability and effect of any state, local, or foreign tax laws, and of any proposed changes in applicable law.

INFORMATION ABOUT DGT HOLDINGS CORP.

The Company

The Company, a New York corporation, was incorporated in 1954.  We sold Villa on November 3, 2011 and our power conversion business operated by RFI on August 16, 2012.  Prior to these sales, we were a leader in developing, manufacturing and marketing medical and dental imaging systems and power conversion subsystems and components worldwide.  Our products included stationary and portable medical and dental diagnostic imaging systems and electronic systems and components such as electronic filters, transformers and capacitors.  We currently have a real estate business that includes the leasing of property owned by the Company through its subsidiaries in Milan, Italy and Bay Shore, New York.  In addition to the real estate business, our business is expected to consist primarily of capital redeployment and identification of new profitable operations where we can utilize our existing working capital and maximize the use of our net operating losses.

Market Information; Dividends

Effective May 11, 2007, our Common Stock commenced trading on the Over the Counter “OTC” Bulletin Board under the symbol “DGTC.OB”.  Prior to that, shares of our Common Stock had been traded on the “pink sheets,” under the symbol “DGTC.PK”.  The OTC is an over-the-counter market which provides significantly less liquidity than established stock exchanges, and quotes for stocks included in the OTC are not listed in the financial sections of newspapers as are those for established stock exchanges.

As of December 13, 2012, there were approximately 3,879,468 shares outstanding of our Common Stock.  The following table shows the high and low sales prices per share of our Common Stock for the past eight quarters, as reported by the over the counter market.

	Common Stock Price
Fiscal Period	High*	Low*
2013
First Quarter	$13.16	$10.06
Second Quarter (through December 13, 2012)	12.90	11.66
2012
First Quarter	$10.00	$7.13
Second Quarter	11.00	9.00
Third Quarter	11.00	9.00
Fourth Quarter	11.00	8.51
2011
First Quarter	$12.50	$6.00
Second Quarter	11.99	7.13
Third Quarter	11.88	9.00
Fourth Quarter	9.50	6.00

*           Adjusted for 1 for 50 and 4 for 1 stock splits effective January 6, 2011.

We have not paid any cash dividends, except for the payment of cash in lieu of fractional shares, since 1983. We do not intend to pay any cash dividends in the foreseeable future.

Prior Public Offerings

We have not made an underwritten public offering of our Common Stock for cash during the three years preceding the date of this proxy statement.

Stock Purchases

The Company has not repurchased any shares of its Common Stock in the past two years except on September 12, 2011, the Company repurchased 28,104 shares of Common Stock from two employees of Villa, for an aggregate price of $820,000 or approximately $28.9143 per share.

In addition, none of our directors or executive officers have purchased shares of our Common Stock in the past two years except for the grant of equity compensation by us to our directors and executive officers in the form of restricted stock or stock options.

Summary Historical Financial Information

The following summary of consolidated financial information was derived from our audited consolidated financial statements as of and for the years ended July 28, 2012 and July 30, 2011 and from unaudited consolidated interim financial statements as of and for the three months ended October 27, 2012 and October 29, 2011.  All adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial condition and results of operations of the Company, have been included.  Results for the three months ended October 27, 2012 may not be indicative of results to be realized for the entire year.  This financial information is only a summary and should be read in conjunction with our historical financial statements and the accompanying footnotes included in our annual report on Form 10-K for the year ended July 28, 2012 and in our quarterly report on Form 10-Q for the quarter ended October 27, 2012, which are incorporated by reference in this proxy statement.  Please see the information set forth in this proxy statement in the sections captioned “Where You Can Find More Information” and “Documents Incorporated by Reference.”

DGT Holdings Corp.
Consolidated Balance Sheets – Summarized
(Dollars in Thousands, Except Per Share Data)

	October 27, 2012	July 28, 2011	July 30, 2010
Assets	(Unaudited)

Current assets:	$55,979	$48,239	$52,845
Noncurrent assets:	4,257	4,558	11,036
Total assets	60,236	52,797	63,881

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:	945	3,046	14,698
Noncurrent liabilities:	2,732	2,736	4,885
Total liabilities	3,677	5,782
Shareholders' equity:	56,559	47,015	44,298
Total liabilities and shareholders' equity	60,236	52,797	63,881

Outstanding Shares	3,879,468	3,839,468	3,867,572
Net book value per share	$14.58	$12.25	$11.45

DGT Holdings Corp.
Consolidated Statement of Operations – Summarized
(Dollars in Thousands, Except Per Share Data)

	Three Months Ended October 27, 2012 (Unaudited)	Three Months Ended October 29, 2011 (Unaudited)	Twelve Months Ended July 28, 2012	Twelve Months Ended July 30, 2011
Sales	$189	$-	$11,438	$10,783
Cost of sales	76	-	7,826	7,870
Gross margin	113	-	3,612	2,913
Net sales	$113	$-	$3,612	$2,913
Operating Expenses	629	619	6,570	4,397
Operating loss	(516)	(619)	(2,958)	(1,484)
Other income (expense)	(41)	-	13	-
Interest income (expense)	12	(1)	85	(27)
Income tax expense	25	-	91	183
Loss from continuing operations	(570)	(620)	(2,951)	(1,694)
Income (loss) from discontinued operations	(344)	820	1,230	2,824
Gain on disposal of discontinued operations	8,795	-	6,837	-
Net income	$7,881	$200	$5,116	$1,130

Weighted average shares outstanding	3,856,171	3,867,572	3,839,468	3,867,572
Loss per share from continuing operations	$(0.15)	$(0.16)	$(0.77)	$(0.44)
Income per share	$2.04	$0.05	$1.33	$0.29

Total other comprehensive income (loss)	$1,425	$(1,203)	$(2,674)	$2,810
Total comprehensive income (loss)	$9,306	$(1,003)	$2,442	$3,940

Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma consolidated balance sheet as of July 28, 2012 and the unaudited pro forma consolidated statements of operations for the fiscal year ended July 28, 2012 and for the three months ended October 27, 2012, show the pro forma effect of the Reverse/Forward Stock Split.  The historical amounts as of and for the three months ended October 27, 2012 were derived from the Company’s unaudited consolidated financial statements that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 27, 2012.  The historical amounts for the fiscal year ended July 28, 2012 were derived from the Company’s audited consolidated financial statements that were included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended July 28, 2012.

The pro forma information below gives effect of the Reverse/Forward Stock Split based on shares anticipated to be repurchased and $105,000 of non-recurring expenses incurred to effect the Reverse/Forward Stock Split.  The Reverse/Forward Stock Split assumes that 350,000 shares are purchased at a price of $13.50 per share (subject to any applicable U.S. federal, state and local withholding tax).  Pro forma adjustments to the pro forma consolidated balance sheet are computed as if the Reverse/Forward Stock Split had occurred at July 28, 2012, while the pro forma consolidated statements of operations are computed as if the Reverse/Forward Stock Split had occurred at the beginning of the designated periods.  Anticipated cost savings resulting from the Reverse/Forward Stock Split are not reflected in the pro forma financial information.

The pro forma information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been if the Reverse/Forward Stock Split had occurred as of the dates presented, or of the Company’s financial position or results of operations in the future.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying footnotes included in the Company’s Annual Report on Form 10-K for the year ended July 28, 2012, and in our Quarterly Report on Form 10-Q for the quarter ended October 27, 2012, which are incorporated by reference in this Proxy Statement.  Please see the information set forth below under the captions “Where You Can Find More Information” and “Documents Incorporated by Reference.”

DGT Holdings Corp.
Consolidated Balance Sheets - Pro Forma
(Dollars in Thousands, Except Per Share Data)

ASSETS	July 28, 2012	Pro Forma Adjustments	Pro Forma July 28, 2012

Current Assets:
Cash & cash equivalents	$38,169	$(4,830)	$33,339
Restricted cash	2,428		2,428
Securities available for sale	4,359		4,359
Prepaid expenses and other current assets	158		158
Current assets of discontinued operations	3,125		3,125
Total current assets	48,239		43,409
Non-current Assets:
Property, plant and equipment, net	3,428		3,428
Promissory note receivable	614		614
Other assets	73		73
Non-current assets of discontinued operations	443		443
Total non-current assets	4,558		4,558
Total Assets	$52,797		$47,967

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$82		$82
Accounts payable - trade	11		11
Accrued expenses	1,951		1,951
Current liabilities of discontinued operations	1,002		1,002
Income taxes payable	3,046		3,046
Total current liabilities
Non-current Liabilities:
Long-term debt, less current portion	2,278		2,278
Deferred income taxes	458		458
Total non-current liabilities	2,736		2,736
Total Liabilities	5,782		5,782

Commitments and Contingencies

Shareholders’ Equity:
Common stock -- $0.10 par value; authorized -- 100,000,000 shares July 28, 2012; issued --4,042,157 shares at July 28, 2012	404		404
Additional paid in capital	98,174	(4,725)	93,449
Treasury Shares--202,689 at July 28, 2012	(7,429)		(7,429)
Accumulated other comprehensive income (loss)	(78)		(78)
Accumulated deficit	(44,056)	(105)	(44,161)
Total shareholders’ equity	47,015		42,185
Total Liabilities And Shareholders’ Equity	$52,797		$47,967

Outstanding shares	3,839,468	(350,000)	3,489,468
Book value per shares	$12.25		$12.09

DGT Holdings Corp.
Consolidated Statement of Operations - Pro Forma
(Dollars in Thousands, Except Per Share Data)

	Twelve Months Ended July 28, 2012	Pro Forma Adjustments		Pro Forma Twelve Months Ended July 28, 2012
Sales	$11,438			$11,438
Cost of sales	7,826			7,826
Gross margin	3,612			3,612

General and administrative	6,409	105	(a)	6,514
Research and development	161			161
Total operating expenses	6,570			6,675
Operating loss	(2,958)			(3,063)

Interest income	238			238
Interest expense	(153)			(153)
Other income	13			13
Loss from continuing operations before income taxes	(2,860)			(2,965)
Income tax provision	91			91
Loss from continuing operations	(2,951)			(3,056)
Discontinued operations, net of income tax	1,230			1,230
Gain on disposal of discontinued operations, net of income tax	6,837			6,837
Net income	$5,116	(105)		$5,011

Net income (loss) per basic and diluted share:
Loss from continuing operations	(0.77)			(0.87)
Income from discontinued operations	2.10			2.31
Net income	$1.33			$1.43

Weighted average shares outstanding	3,839,468	(350,000	)(b)	3,497,468

Comprehensive income (loss):
Net income	$5,116			$5,011
Other comprehensive income (loss), net of $0 income taxes
Net unrealized gain on securities held for sale	(436)			(436)
Foreign currency translation adjustments	358			358
Total other comprehensive income (loss)	(78)			(78)
Total comprehensive income (loss)	$5,038			$4,933

(a) Assumed costs associated with repurchase.

(b) Reduction in average shares as a result of the Reverse Stock Split.

DGT Holdings Corp.
Consolidated Statement of Operations - Pro Forma
(Dollars in Thousands, Except Per Share Data)

	Three Months Ended October 27, 2012 (Unaudited)	Pro Forma Adjustments		Pro Forma Three Months Ended October 27, 2012 (Unaudited)
Sales	$189			$189
Cost of sales	76			76
Gross margin	113			113

General and administrative	629	105	(a)	734
Total operating expenses	629			734
Operating loss	(516)			(621)

Interest income	47			47
Interest expense	(35)			(35)
Other income	(41)			(41)
Loss from continuing operations before income taxes	(545)			(650)
Income tax provision	25			25
Loss from continuing operations	(570)			(675)
Discontinued operations, net of income tax	(344)			(344)
Gain on disposal of discontinued operations, net of income tax	8,795			8,795
Net income	$7,881	105		$7,776

Net income (loss) per basic and diluted share:
Loss from continuing operations	(0.15)			(0.19)
Income from discontinued operations	2.19			2.41
Net income	$2.04			$2.22

Weighted average shares outstanding	3,856,171	(350,000	)(b)	3,506,171

Comprehensive income (loss):
Net income	$7,881			$7,776
Other comprehensive income (loss), net of $0 income taxes
Net unrealized gain on securities held for sale	1,235			1,235
Foreign currency translation adjustments	190			190
Total other comprehensive income (loss)	1,425			1,425
Total comprehensive income (loss)	$9,306			$9,201

(a) Assumed costs associated with repurchase.
(b) Reduction in average shares as a result of the Reverse Stock Split.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Place and Time

The Annual Meeting will be held at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on Tuesday, February 12, 2013 at 10:00 a.m., Eastern time.

Record Date and Voting

The Board fixed the close of business on Tuesday, January 8, 2013, as the Record Date for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Annual Meeting.  Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Annual Meeting.  On the Record Date, there were [           ] shares of the Company’s Common Stock issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.  Shareholders may vote in person or by proxy.

Purposes of the Annual Meeting

The purpose of the Annual Meeting is to consider proposals (1) to approve, subject to final action by the Board, an amendment to our Certificate of Incorporation, whereby the Company will effect the Reverse Stock Split, which is a 1-for-5,000 reverse stock split such that shareholders owning of record fewer than 5,000 shares of Common Stock will have such shares cancelled and converted into the right to receive $13.50 for each share of Common Stock held of record prior to the Reverse Stock Split; (2) to approve, subject to shareholder approval of the proposal described in (1) above and final action by the Board, to take effect immediately following the Reverse Stock Split, an amendment to our Certificate of Incorporation whereby the Company will effect the Forward Stock Split, which is a 5,000-for-1 forward stock split of our outstanding Common Stock; (3) to elect four (4) members of the Board to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualify; (4) to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers; (5) to ratify the appointment of BDO USA, LLP as our independent registered public accountants for the fiscal year ending August 3, 2013; and (6) to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Quorum

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date.  Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

Abstentions and Broker Non-Votes

Broker “non-votes” and the shares of Common Stock as to which a shareholder abstains are included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting.  A broker “non-vote” occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Neither broker “non-votes” nor abstentions are included in the tabulation of the voting results on Proposals One through Five and, therefore, they will not be counted as votes “FOR” or “AGAINST” such proposals.

Voting of Proxies

The Board of the Company is asking for your proxy.  Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct.  You may vote for all, some or none of the director nominees.  You may also vote for or against the other proposals or abstain from voting.  All valid proxies received prior to the Annual Meeting will be voted.  All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is indicated on the proxy, the shares will be voted “FOR” Proposals One and Two, “FOR” the Company’s four (4) director nominees, “FOR” proposals Four and Five, and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.  A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument that revokes the proxy or a validly executed proxy with a later date, or by attending the Annual Meeting and voting in person.  The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve proposals One and Two. The directors receiving a plurality of Votes Cast will be elected to fill the seats of our Board.  The affirmative vote of a majority of the Votes Cast is required to approve proposals Four and Five.  As of the Record Date, there were [           ] shares of the Company’s Common Stock issued and outstanding.  The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting.  As of the date of this proxy statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Annual Meeting which are not referred to in the accompanying Notice of Annual Meeting.

You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•
By telephone or over the Internet. If you are a shareholder of record, you may vote by telephone or over the Internet by following the instructions on your proxy card.  If you hold shares in street name, you will receive separate voting instructions from your bank, broker or other nominee and may vote by telephone or over the Internet if they offer that alternative.  Although most brokers, banks and nominees offer telephone and Internet voting, availability and the specific procedures vary.

•
In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Attendance at the Annual Meeting

Only holders of Common Stock, their proxy holders and the Company’s invited guests may attend the Annual Meeting.  If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Annual Meeting.  For example, you could bring an account statement showing that you beneficially owned shares of Common Stock of the Company as of the Record Date as acceptable proof of ownership.

Solicitation of Proxies

To the extent necessary to ensure sufficient representation at the Annual Meeting, proxies may be solicited by personal interview, mail, e-mail, telephone, facsimile or other means of electronic communication by officers, directors and regular employees of the Company, who will receive no additional compensation therefore.  The expenses of this solicitation will be paid by the Company.  The Company does not anticipate utilizing the services of any outside firm for the solicitation of proxies for the Annual Meeting.   The Company will pay persons holding stock in their names or in the names of their nominees, but not owning such stock beneficially (such as brokerage houses, banks and other fiduciaries), for the reasonable expense of forwarding soliciting material to their principals.

Certain Financial Information

Please take note that the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2012 (the “2012 Annual Report”) (without exhibits) and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 29, 2011 (the “Q1 2013 Report”) are available on the Internet along with this proxy statement at [_______].

Any shareholder of the Company may obtain without charge copies of the 2012 Annual Report, the Q1 2013 Report and this proxy statement, including the Company’s certified financial statements and any exhibits, as filed with the SEC, by writing to the Corporate Secretary, DGT Holdings Corp., c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

PROPOSALS ONE AND TWO
AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-5,000 REVERSE STOCK SPLIT AND TO EFFECT A 5,000-FOR-1 FORWARD STOCK SPLIT

General

The Board has unanimously adopted a resolution approving, and recommending to shareholders for approval, amendments to the Company’s Certificate of Incorporation to effect the proposed 1-for-5,000 Reverse Stock Split, immediately followed by a 5,000-for-1 Forward Stock Split.  The form of amendments are attached hereto as Annex A-1 and Annex A-2. Although both the Reverse Stock Split and the Forward Stock Split will be voted on separately, the Company will not effect either the Reverse Stock Split or the Forward Stock Split unless both proposals are approved by shareholders.

If the shareholders approve the Reverse Stock Split and Forward Stock Split, subject to final action by the Board, the Company will file the amendments to the Company’s Certificate of Incorporation with the Secretary of State of the State of New York.  The Reverse/Forward Stock Split will become effective on the Effective Date, which is the date the amendments are filed with the Secretary of State of the State of New York, or such later date as is specified in the filing.  The Company expects the amendments to become effective as soon as practicable following the Annual Meeting.

The Company had [               ] shares of Common Stock outstanding as of the Record Date.  The Company estimates that approximately $4,725,000 will be paid in cash in lieu of fractional shares.

Payment for Fractional Shares

Within ten days after the Effective Date, the Company will mail to the Cashed Out Shareholders a notice of the filing of the certificates of amendment and a letter of transmittal containing instructions with respect to the submission of shares of Common Stock to the Company.  No certificates or scrip representing fractional shares of Common Stock shall be issued in connection with the Reverse/Forward Stock Split.  Instead, shareholders holding of record fewer than 5,000 shares of Common Stock immediately prior to the Reverse/Forward Stock Split, upon surrender of their old certificates, will receive cash in lieu of the fractional share of Common Stock resulting from the Reverse Stock Split. Such cash will be paid within approximately ten days following surrender of the old certificates.  The price payable by the Company for fractional shares will be determined by multiplying the number of shares of Common Stock held of record by each Cashed Out Shareholder immediately before the Effective Date by $13.50.

Holders of fractional shares will be entitled to receive, and the Company will be obligated to make payment for, cash in lieu of fractional shares only by transmitting stock certificate(s) for shares of Common Stock to the Company, together with the properly executed and completed letter of transmittal. Cashed Out Shareholders may incur a fee in connection with insuring the package (with share certificate and Letter of Transmittal) that is sent to the Company's transfer agent.  Cashed Out Shareholders who have lost their certificate would incur an additional fee for a surety bond, which is a minimum of $25.00 or one and a half percent of the fair market value for the lost shares.

Any holder of record of fewer than 5,000 shares of Common Stock who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing, prior to the Effective Date, a sufficient number of shares of Common Stock such that the total number of shares held of record in such holder’s name immediately prior to the Reverse/Forward Stock Split is equal to or greater than 5,000.  Due to the limited trading market for the Company’s Common Stock it is possible that a shareholder desiring to retain an equity interest in the Company may not be able to purchase enough shares to retain an equity interest in the Company at a fair price or at all.

We intend to treat shareholders holding shares of our Common Stock in street name in the same manner as registered shareholders whose shares are registered in their names.  Prior to the Effective Date, we will conduct an inquiry of all brokers, banks and other nominees that hold shares of our Common Stock in street name.  We will ask them to effect the Reverse/Forward Stock Split for their beneficial holders holding shares of our Common Stock in street name.  We will rely on these brokers, banks and other nominees to provide us with information on how many fractional shares will be cashed-out.  However, these brokers, banks and other nominees may have different procedures than registered shareholders for processing the Reverse/Forward Stock Split.  If you hold your shares in street name with a bank, broker or other third party, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Exchange of Certificates

If you are a Continuing Shareholder with a stock certificate representing your shares, your stock certificate(s) must be exchanged for a new stock certificate(s) that will bear a new CUSIP number. The Company’s transfer agent will furnish shareholders with the necessary materials and instructions to effect the surrender promptly following the Effective Date of the Reverse/Forward Stock Split. The letter of transmittal will direct how old certificates are to be surrendered for new certificates. Shareholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to the transfer agent in accordance with the instructions set forth in the transmittal letter before they can receive their new stock certificate(s) for those shares. The letter of transmittal will also contain instructions in the event that your certificate(s) has been lost, destroyed, or mutilated. Do not send your stock certificates to us, and do not send them to the transfer agent until you have received a transmittal letter and followed the instructions in the letter of transmittal.

Vote Required

Approval of the Reverse Stock Split and the Forward Stock Split will require approval by a majority of the shares of Common Stock that were outstanding on the Record Date.  Accordingly, the Reverse Stock Split and the Forward Stock Split will be approved if at least [              ] shares of Common Stock are voted in favor of the Reverse Stock Split and the Forward Stock Split.  Following this shareholder approval, our Board will determine when, and if, to file the amendments with the Secretary of State of the State of New York.  At this time, the Company believes that a majority of the shares will be voted in favor of the Reverse Stock Split and the Forward Stock Split.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under New York law or the Company’s Certificate of Incorporation or Amended and Restated By-Laws, as amended (the “By-Laws”), to shareholders who dissent from the Reverse Stock Split or the Forward Stock Split.  The Company will not independently provide its shareholders with any such right.

Source and Amount of Funds or Other Consideration; Expenses of Transaction

Since we do not know how many record and beneficial holders of our Common Stock will receive cash for their shares in the Reverse/Forward Stock Split, we do not know the exact cost of the Reverse/Forward Stock Split.  However, based on information that we have received as of December 13, 2012 from our transfer agent, Continental Stock Transfer & Trust Company, with regard to the size of holdings of those of you who may hold shares in street name, as well as our estimates of other expenses, we believe that the total cash requirement of the Reverse/Forward Stock Split to us will be approximately $4,830,000, which amount includes the following:\

Legal	$15,000
Valuation Report	$65,000
Payment for Fractional Shares	$4,725,000
Transfer Agent Costs	$3,000
SEC Filing, Printing and Mailing Costs	$22,000
Total Expenses	$4,830,000

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT AND THE FORWARD STOCK SPLIT AND THE RELATED AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL THREE
ELECTION OF DIRECTORS

Nominees

Four (4) directors will be elected at the Annual Meeting for a term of one year expiring at the 2014 annual meeting of shareholders, and will serve until their respective successors have been elected, or until their earlier resignation or removal.

The Board is presently comprised of four (4) directors, three of whom were elected at the Company’s Annual Meeting of Shareholders held on December 15, 2011.  One of the current directors, Terry R. Gibson, was appointed to the Board on October 8, 2012.  All of our current directors are nominees for election at the Annual Meeting.  Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company and cannot be voted for a greater number of persons than the number of nominees named herein.  Directors must be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election.

Each nominee has indicated that he or she is willing to serve as a member of our Board, if elected, and the Company has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected.  Should any of the nominees not remain a candidate for election at the date of the Annual Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board.

Information with Respect to Nominees

The names and ages of each nominee for director of the Company, each of their principal occupations at present and for the past five (5) years and certain other information about each of the nominees, are set forth below:

Name	Age	All Offices With The Company(1)	Director Since
Jack L. Howard	51	Chairman of the Board and Director	2011
General Merrill A. McPeak	76	Director	2005
James A. Risher	70	Director, Former President and Chief Executive Officer	2005
Terry R. Gibson	59	President, Chief Executive Officer, Chief Financial Officer and Director	2012

(1)  See also the “Committee Membership” chart included in this proxy statement.

Each of the nominees for director are citizens of the United States of America.

The Company believes that the collective skills, experiences and qualifications of its directors provide the Board with the expertise and experience necessary to advance the interests of its shareholders.  While the Governance and Nominating Committee has not established any specific, minimum standards that must be met by each director, it uses a variety of criteria to evaluate directors’ qualifications.  In addition to the individual attributes of each director described below, the Company believes directors must exhibit the highest standards of professional and personal ethics and values.  Directors should also possess a broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value, have no current or potential conflict of interest, devote sufficient time to carry out their duties and have the ability to provide insight and practical wisdom based on past experience.

Jack L. Howard has been a member of the Board since September 2011.  Mr. Howard has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989.  Mr. Howard has served as the President of Steel Partners Holdings GP Inc. (“Steel Holdings GP”), the general partner of Steel Holdings, a global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests and has significant interests in leading companies in various industries, including diversified industrial products, energy, defense, banking, insurance, food products and services, oilfield services, sports, training, education, and the entertainment and lifestyle industries, since July 2009 and has served as a director of Steel Holdings GP since October 2011.  He also served as the Assistant Secretary of Steel Holdings GP from July 2009 to September 2011 and as Secretary from September 2011 to January 2012.  He is the President of Steel Partners LLC (“Steel Partners”), a subsidiary of Steel Holdings, and has been associated with Steel Partners and its affiliates since 1993.  Mr. Howard co-founded Steel Partners II, L.P., a private investment partnership that is now a wholly-owned subsidiary of Steel Holdings, in 1993.  He has served as a director of Handy & Harman Ltd. (“HNH”), a diversified industrial products manufacturing company, since July 2005.  He has been a director of Steel Excel Inc. (“Steel Excel”), a company whose business is expected to consist primarily of capital redeployment and identification of new, profitable operations in the sports, training, education, entertainment and lifestyle businesses, since December 2007.  Mr. Howard served as Chairman of the Board of a predecessor entity of Steel Holdings from June 2005 to December 2008, as a director from 1996 to December 2008 and its Vice President from 1997 to December 2008.  From 1997 to May 2000, he also served as Secretary, Treasurer and Chief Financial Officer of Steel Holdings’ predecessor entity.  Mr. Howard served as a director of SP Acquisition Holdings, Inc. (“SPAH”), a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until June 2007, and was Vice-Chairman from February 2007 until August 2007.  He also served as Chief Operating Officer and Secretary of SPAH from June 2007 and February 2007, respectively, until October 2009.  He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.  As a result of these and other professional experiences, Mr. Howard is qualified to serve as a member of the Board due to his financial expertise and record of success as a director, chairman and top-level executive officer of numerous public companies.

General Merrill A. McPeak has been a member of the Board since April 27, 2005. From October 1990 until October 1994, he was Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff.  During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad.  As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense, the National Security Council and the President of the United States. Following retirement from active service, General McPeak began a second career in business. Since 1995, General McPeak has been President of McPeak and Associates, a management consulting firm that is active as an investor, advisor and director of early development stage companies. A subsidiary, Lost Wingman Press, recently published Hangar Flying, book one of a planned three-volume memoir. General McPeak has long service as a director of public companies, including Tektronix, Inc. and Trans World Airlines, Inc. He was for several years Chairman of ECC International Corp. His current public company directorships include Genesis Biopharma (since 2011), focused on immunology for treatment of Stage IV metastatic melanoma, Derycz Scientific (since 2010), publishing and distributing scientific journal articles, and Miller Energy Resources (since 2010), engaged in oil and gas exploration and production. He previously served as a director of Mosquito Consolidated Gold (Chairman, 2011-2012), Point Blank Solutions, Inc. (2008-2011), MathStar, Inc. (2005-2010), QPC Lasers (Vice Chairman, 2006-2009), and Gigabeam Corp. (2004-2009).  From 2003 to 2012, General McPeak was Chairman of Ethicspoint, Inc., a Portland, Oregon-based startup that became a leading provider of risk management and compliance software-as-a-service. In February 2012, Ethicspoint was bought by a private equity firm, merged with other companies and rebranded as NAVEX Global. General McPeak remains a board member of NAVEX Global. He also currently serves as Chairman of Coast Plating, Inc., a Los Angeles-based, privately held provider of metal processing and finishing services, primarily to the aerospace industry.  General McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University. In 1992, San Diego State University honored General McPeak with its first ever Lifetime Achievement Award. In 1995, George Washington University gave him its Distinguished Alumni Award, the “George.” He was among the initial seven inductees to the Oregon Aviation Hall of Honor. He is a member of the Council on Foreign Relations, New York City. In 2008 and 2009, General McPeak was a national co-chairman of Obama for President. In 2011, he became Chairman of the American Battle Monuments Commission, the federal agency that oversees care and maintenance of 24 cemeteries abroad that constitute the final resting place for almost 125,000 American war dead.  General McPeak brings to the Board extensive experience in management consulting and a successful military career, including his position as Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff.

James A. Risher has been a member of the Board since April 27, 2005.  On August 31, 2006, Mr. Risher became the President and CEO of the Company.  On August 28, 2009, Mr. Risher resigned from his position as President and Chief Executive Officer of the Company effective August 31, 2009.  Mr. Risher continues to serve as a director of the Company.  Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998.  From February 2001 to May 2002, Mr. Risher served as Chairman and Chief Executive Officer of BlueStar Battery Systems International, Inc., a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets.  From 1986 to 1998, Mr. Risher served as a director, Chief Executive Officer and President of Exide Electronics Group, Inc. (“Exide”), a global leader in the uninterruptible power supply industry.  He also served as Chairman of Exide from December 1997 to July 1998.  Mr. Risher has also been a director of SL Industries, Inc., a designer, manufacturer and marketer of power electronics, motion control, power protection and specialized communication equipment, since May 2003 and was a director of New Century Equity Holdings Corp., a holding company seeking to acquire a new business, from October 2004 to January 2010. As a former President and CEO of the Company and with previous experience in the management of several companies, Mr. Risher provides the Board with intimate knowledge of the Company and the industries in which it operates.

Terry R. Gibson has served as the Company’s President, Chief Executive Officer and Chief Financial Officer and as a member of the Board since October 8, 2012.  Mr. Gibson has served as a Managing Director of SP Corporate Services, LLC (“SP Corporate Services”), a provider of executive and corporate management services, since July 2007.  Mr. Gibson has been a director and Chief Executive Officer of CoSine Communications, Inc., a company in the business of seeking to acquire one or more business operations, since January 16, 2005, as Executive Vice President and Chief Financial Officer since January 2002 and as Secretary since September 23, 2004.  Mr. Gibson was appointed as President, Chief Executive Officer and Chief Financial Officer of Ore Holdings, Inc. in October 2010.  He served as President and Chief Executive Officer of BNS Holding, Inc. since May 2010 and as Chief Financial Officer of BNS Holding, Inc. from July 2007 through its liquidation in June 2012.  Mr. Gibson served as Chief Financial Officer of Calient Networks, Inc. from May 2000 through December 2001.  He served as Chief Financial Officer of Ramp Networks, Inc. from March 1999 to May 2000 and as Chief Financial Officer of GaSonics, International from June 1996 through March 1999.  He also served as Vice President and Corporate Controller of Lam Research Corporation from February 1991 through June 1996.  Mr. Gibson holds a B.S. in Accounting from the University of Santa Clara. Mr. Gibson brings to the Board significant managerial expertise and experience, having provided senior executive services to a wide range of companies.

During the Company’s fiscal year ended July 28, 2012, the Board held nine (9) regularly scheduled and special meetings.  During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he has been a director) and the total number of meetings held by all committees of the Board on which each such director served (during the periods during which such director served on such committee).

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders.  All of the current Board members who were elected at the last Annual Meeting of Shareholders attended such meeting.

The Company has three standing committees:  the Audit Committee (the “Audit Committee”), the Compensation Committee (the “Compensation Committee”), and the Nominating and Governance Committee (the “Nominating Committee”).  Each of these committees has a written charter approved by the Board.  A copy of each charter can be found under the “Investors” section of our website at www.dgtholdings.com.

The members of the committees are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Jack L. Howard	-	-	Chair
T. Scott Avila*+	Former Chair	Former Member	Former Member
Terry R. Gibson	-	-	-
James R. Henderson*#			Former Chair
General Merrill A. McPeak*	Chair	Chair	X
John J. Quicke^	-	-	-
James A. Risher	-	-	X

*
Independent.  In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence under the Listing Rules of the NASDAQ Stock Market, including Rule 5605, and applicable SEC regulations.  Under the Listing Rules of the NASDAQ Stock Market, we would be considered a “controlled company” as of July 2011, as more than 50% of our voting power is held by Steel Holdings.  As a controlled company, among other things, we would be exempt from the requirement under the Listing Rules of the NASDAQ Stock Market that we have a majority of independent directors.

+	Mr. Avila resigned from the Board effective July 24, 2012.

#	Mr. Henderson resigned from the Board effective December 15, 2011.

^	Mr. Quicke resigned from the Board effective October 8, 2012.

Audit Committee

The Audit Committee is responsible for reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, which management and the Board have established, the performance and selection of independent auditors, and the Company’s audit and financial reporting processes.  The Audit Committee held five (5) meetings during the last fiscal year.  Although the Company is currently not listed on any exchange, General McPeak is considered to be an “independent director” as defined in Rule 5605 of the Marketplace Rules of the NASDAQ Stock Market.  The Board has determined that it does not have an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K serving on its Audit Committee.  The Board believes that an audit committee financial expert is not necessary as the Audit Committee has the power and authority to engage outside experts as it deems appropriate to provide it with advice on matters related to its responsibilities.

Compensation Committee

The basic responsibility of the Compensation Committee is to review the performance and development of management in achieving corporate goals and objectives and to ensure that the Company’s senior executives are compensated effectively in a manner consistent with the Company’s strategy, competitive practice, and the requirements of the appropriate regulatory bodies.  Toward that end, the Compensation Committee oversees all of the Company’s compensation, equity and employee benefit plans and payments, including the Company’s 2007 Plan and DGTC Plan (each as defined herein).  The Compensation Committee reviews and approves the executive compensation and benefits programs for all the Company’s executive officers annually, usually in the first quarter of each fiscal year.  Any options that are granted as a result of the Compensation Committee’s executive compensation review and approval process are only granted upon full Board approval of the option grant.  The strike price of such options is set at the closing price of the Company’s stock on the day the options were granted.

With respect to the Chief Executive Officer, the Compensation Committee reviews and approves corporate goals and objectives, evaluates the Chief Executive Officer’s performance against these objectives, and based on that evaluation makes recommendations to the Board regarding the Chief Executive Officer’s compensation level, or in the case of our current Chief Executive Officer, the terms of Services Agreement (as defined below).  Further information regarding the amendment to the Services Agreement is located in the section below entitled, “Executive and Director Compensation--Elements of Compensation-- Management Services Agreement and Base Salary.”

The Chief Executive Officer participates, together with the Compensation Committee, in the executive compensation process by:

•	approving perquisites valued at less than $10,000 per year (all perquisites valued at greater than this amount are still approved by the Compensation Committee);

•	participating in informal discussions with the Compensation Committee regarding satisfaction of performance criteria by executive officers, other than the Chief Executive Officer;

•	providing the Board with recommendations as to who should participate in the Company’s 2007 Plan (as defined below) and the size of option grants or equity awards to such participants; and

•	assigning annual budget goals and other objectives that determine bonus awards certain executive officers.

Neither the Compensation Committee nor the Company’s management engaged a compensation consultant in determining or recommending the amount or form of executive or director compensation during the fiscal year ended July 28, 2012.

The Compensation Committee held three (3) meetings during the last fiscal year and also included compensation discussions and equity grant award approvals on a routine basis during Board meetings held during the last fiscal year.  Although the Company is not listed on any exchange, General McPeak, the member of the Compensation Committee, is an “independent director” as defined in Rule 5605 of the Listing Rules of the NASDAQ Stock Market, and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Nominating Committee

The Nominating Committee is responsible for recommending to the full Board candidates for election to the Board.  This committee held two (2) meetings during the last fiscal year.  The Nominating Committee considers nominees proposed by shareholders.  To recommend a prospective nominee for the Nominating Committee’s consideration, shareholders should submit the candidate’s name and qualifications to the corporate secretary in writing to the following address:  DGT Holdings Corp., c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022, Attn:  Terry R. Gibson.  General McPeak is the only member of this committee who is an “independent director” as defined in Rule 5605 of the Listing Rules of the NASDAQ Stock Market.

In considering Board candidates, the Nominating Committee takes into consideration the Company’s Corporate Governance Guidelines, the Company’s policy regarding shareholder recommended director candidates, as set forth above, and all other factors that it deems appropriate, including, but not limited to, professional and personal ethics and values, experience at the policy-making level in business, commitment to enhancing shareholder value, current or potential conflict of interest, the availability to devote sufficient time to carry out their duties and the ability to provide insight and practical wisdom based on past experience.  Although the Company does not have a formal diversity policy relating to the identification and evaluation of nominees, the Committee, in addition to reviewing a candidate’s background and accomplishments, reviews candidates in the context of the current composition of the Board and the evolving needs of the Company’s businesses.  It is the Board’s policy that at all times at least a majority of its members meet the standards of independence promulgated by NASDAQ and the SEC and as set forth in the Company’s Corporate Governance Guidelines.  Additionally, the Nominating Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to Board service.

Except as set forth above, the Nominating Committee does not currently have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).  These issues will be considered by the Nominating Committee, which will then make a recommendation to the Board.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.  The Board has determined at this time that the Company’s Chairman should not be the Company’s Chief Executive Officer.

Board Role in Risk Oversight

Management has the primary responsibility for identifying and managing the risks facing the Company, subject to the oversight of the Board.  The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the shareholders.  The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management.  To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk.  The Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures.  The Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

The Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees.  The Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  The Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices.  The Nominating Committee oversees risks relating to the Company’s corporate compliance programs and assists the Board and management in promoting an organizational culture that encourages commitment to ethical conduct and a commitment to compliance with the law.  Each of these committees is required to make regular reports of its actions and recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.  The Board retains oversight responsibility for all subject matters not specifically assigned to a committee, including risks presented by the Company’s business strategy, competition, regulation, general industry trends, and capital structure and allocation.

Certain Relationships and Related Transactions

Transactions with Related Persons

Services Agreement

Effective September 1, 2009 until October 1, 2011, we paid SP Corporate Services $30,000 per month for the services of John J. Quicke, our former President and Chief Executive Officer, pursuant to the Management Services Agreement, effective as of September 1, 2009 (the “Services Agreement”) between the Company and SP Corporate Services.  On October 1, 2011, the Company and SP Corporate Services entered into Amendment No. 1 to the Services Agreement.  Pursuant to the Services Agreement, SP Corporate Services agrees to provide the Company with the services of John J. Quicke as the Company’s Chief Executive Officer and Mark A. Zorko as the Company’s Chief Financial Officer.  Until his resignation effective October 8, 2012, Mr. Quicke had been serving as the Company’s President and Chief Executive Officer since his appointment to such position on August 28, 2009, and as a member of the Board.  Until his resignation effective October 8, 2012, Mr. Zorko had been serving as the Company’s Chief Financial Officer since August 31, 2006.  On October 8, 2012, Mr. Gibson was appointed President, Chief Executive Officer, Chief Financial Officer and director of the Company.  Mr. Gibson also serves as a managing director of SP Corporate Services.

Pursuant to the Services Agreement, the Company pays SP Corporate Services $48,000 per month as consideration for Mr. Quicke’s and Mr. Zorko’s services.  Additionally, the Company agreed to reimburse SP Corporate Services, Mr. Quicke and Mr. Zorko for certain expenses, including but not limited to reasonable and necessary business expenses incurred on behalf of the Company.  The Services Agreement will terminate immediately upon written notice given to the other party.

SP Corporate Services is an affiliate of Steel Partners, a subsidiary of Steel Holdings.  Mr. Gibson is a Managing Director of SP Corporate Services.  Mr. Quicke, the Company’s President, Chief Executive Officer and director until October 8, 2012, is a Managing Director and operating partner of Steel Partners.  James Henderson, Chairman of the Board until December 2011, was a Managing Director and operating partner of Steel Partners until April 2011.  Mr. Howard, a member of the Board since September 21, 2011, is an officer and director of Steel Holdings GP, the general partner of Steel Holdings.  Steel Holdings reported in the Schedule 13D/A with respect to its investment in the Company, that it beneficially owns approximately 59.8% of the Company’s outstanding Common Stock.

The Services Agreement and Amendment No. 1 to the Services Agreement were unanimously approved by the Company’s disinterested directors and the Audit Committee of the Board, and SP Corporate Services will be subject to the supervision and control of the Company’s disinterested directors while performing its obligations under the Services Agreement.

Investment in Handy & Harman Ltd.

As of December 13, 2012, the Company owned 97,550 shares of the common stock of HNH, representing less than 1.0% of the outstanding shares.  Steel Holdings, which owns approximately 59.2% of the Company’s outstanding shares, also directly owns 7,131,185 shares of the common stock of HNH, representing approximately 54.2% of the outstanding shares.  Jack L. Howard, a director of the Company and a director and officer of the general partner of Steel Holdings, is also a director of HNH.  John J. Quicke, the Company’s President, Chief Executive Officer and director until October 8, 2012, serves as a Vice President of HNH.  Leonard J. McGill, our Vice President and General Counsel, serves as the Senior Vice President, Chief Legal Officer and Assistant Secretary of HNH.  Mr. McGill is also the Senior Vice President, General Counsel & Secretary of the general partner of Steel Holdings.  Mr. Gibson, the Company’s President, Chief Executive Officer, Chief Financial Officer, and director, Mr. Quicke, and Mark Zorko, the Company’s Chief Financial Officer and Secretary of the Company until October 8, 2012, are also employees of a subsidiary of Steel Holdings.  Other officers and directors of affiliates of Steel Holdings also serve as executive officers and directors of HNH.  The Company’s aggregate purchase cost of its shares of common stock of HNH is approximately $1,285,323.  The Company’s investment in HNH was unanimously pre-approved by the Company’s disinterested directors.

Investment in Steel Partners Holdings L.P.

As of December 13, 2012, the Company owned 1,667,975 common units of Steel Holdings, representing approximately 5.4% of the outstanding common units.  Steel Holdings owns approximately 59.2% of the Company’s outstanding shares.  Jack L. Howard, a director of the Company, is also a director and officer of the general partner of Steel Holdings.  Terry R. Gibson, the Company’s President, Chief Executive Officer, Chief Financial Officer and director, John J. Quicke, the Company’s President, Chief Executive Officer and director until October 8, 2012, and Mark Zorko, the Company’s Chief Financial Officer and Secretary of the Company until October 8, 2012, are also employees of a subsidiary of Steel Holdings.  Leonard J. McGill, our Vice President and General Counsel, is the Senior Vice President, General Counsel & Secretary of Steel Holdings GP.  The Company’s aggregate purchase cost of its Steel Holdings common units is approximately $20,432,337.  The Company’s investment in Steel Holdings was unanimously pre-approved by the Company’s disinterested directors.

Investment with WebBank

In May, 2012, the Company’s disinterested directors unanimously approved the deposit of $10.0 million of its cash assets in money market funds at a market interest rate with WebBank (“WebBank”), an FDIC insured, State Chartered Industrial Bank.  WebBank is a wholly-owned subsidiary of WebFinancial Holding Corporation (“WebFinancial”).  WebFinancial is a wholly-owned subsidiary of Steel Holdings.  Mr. Howard serves as a director of WebBank and John McNamara, one of Steel Holdings’ representatives, serves as the Chairman of the Board of WebBank

Brokerage Account with Mutual Securities Inc.

In May, 2012, the Company’s disinterested directors unanimously approved the establishment of one or more brokerage accounts with Mutual Securities, Inc. (“Mutual Securities”), a FINRA registered broker-dealer.  Mr. Howard, a director of the Company, is a registered principal of Mutual Securities.

Review, Approval or Ratification of Transactions With Related Persons

During fiscal 2012, the Company had a policy for the review of transactions in which the Company was a participant, the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years and in which any of the Company’s directors or executive officers, or their immediate family members, had a direct or indirect material interest.  Any such related person transaction was to be for the benefit of the Company and upon terms no less favorable to the Company than if the related person transaction was with an unrelated party. The Board was responsible for approving any such transactions and the CEO was responsible for maintaining a list of all existing related person transactions.  Other than the transactions described above, the Company had no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant, where the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and any director, executive officer or any of their immediate family members had a material direct or indirect interest reportable under applicable SEC rules or that required approval of the Board under the Company’s Related Person Transaction Policy.

Director Compensation

Director compensation is more fully described below in the “Fiscal Year Ended July 28, 2012 Director Compensation” table located in the “Executive and Director Compensation” portion of this proxy statement.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES.

MANAGEMENT

Additional Executive Officers of the Company Who are Not Directors or Director Nominees

Leonard J. McGill, 55, was appointed as the Company’s Vice President and General Counsel on August 29, 2012.  Mr. McGill joined Steel Partners in November 2011 and has been the Senior Vice President, General Counsel and Secretary of Steel Holdings GP since January 2012.  He has been the Senior Vice President, Chief Legal Officer and Assistant Secretary of HNH since January 2012.  From May 2010 to October 2011, Mr. McGill was Senior Vice President, Secretary and General Counsel of Ameron International Corporation, a multinational manufacturer of highly-engineered products and materials for the chemical, industrial, energy, transportation and infrastructure markets, and from 2002 to 2010 was with Fleetwood Enterprises, Inc., a producer and distributor of recreational vehicles and manufactured housing, where he was Senior Vice President, General Counsel and Secretary.  Fleetwood filed for Chapter 11 bankruptcy protection in March 2009.  Prior to joining Fleetwood, Mr. McGill was of counsel to the international law firm of Gibson Dunn & Crutcher LLP.  He is a graduate of the Georgetown University Law Center.  Mr. McGill is a citizen of the United States of America

CORPORATE GOVERNANCE

Our business, property and affairs are managed by, or are under the direction of, the Board pursuant to the New York Business Corporation Law, our By-Laws and our Certificate of Incorporation.  Members of the Board are kept informed of our business through discussions with Terry R. Gibson, our Chief Executive Officer and President, and with key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Company maintains a corporate governance page on its website that includes key information about its corporate governance initiatives, including the Company’s Corporate Governance Guidelines, Code of Business Conduct, Ethics, and Compliance and charters for the Audit Committee, the Compensation Committee and the Nominating Committee of the Board.  The corporate governance page can be found at www.dgtholdings.com, by clicking on “Investors,” and then “Corporate Governance.”

Procedures for Contacting Directors

The Company has adopted a procedure by which shareholders may send communications to one or more directors by writing to such director(s) or to the whole Board care of the Corporate Secretary, DGT Holdings Corp., c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.  Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning beneficial ownership of Common Stock of the Company outstanding at December 13, 2012 by each person or entity (including any “Group” as such term is used in Section 13(d)(3) of the Exchange Act, known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock.  The percentage ownership of each beneficial owner is based upon 3,879,468 shares of Common Stock issued and outstanding as of December 13, 2012, plus shares issuable upon exercise of options, warrants or convertible securities (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity.  The information presented in this table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)	Percent of Class
Steel Partners Holdings L.P. 590 Madison Avenue 32nd Floor New York, NY 10022	2,296,228 (2)	59.2%

(1)	Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.

(2)
According to information contained in Amendment No. 34 to Schedule 13D (the “Schedule 13D/A”) filed jointly on October 26, 2012 with the SEC by Steel Partners Holdings L.P., a Delaware limited partnership (“Steel Holdings”), SPH Group LLC, a Delaware limited liability company (“SPHG”), SPH Group Holdings LLC, a Delaware limited liability company (“SPHG Holdings”), Steel Partners Holdings GP Inc., a Delaware corporation (“Steel Holdings GP”), EMH Howard, LLC, a New York limited liability company (“EMH”), Jack L. Howard, Terry R. Gibson and Leonard J. McGill, as of the close of business on October 25, 2012, SPHG Holdings owned directly 2,296,228 shares of Common Stock.  According to such filings, Steel Holdings owns 99% of the membership interests of SPHG, SPHG is the sole member of SPHG Holdings, and Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings.  By virtue of these relationships, each of Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own the shares of Common Stock owned directly by SPHG Holdings.  Jack L. Howard is an officer and director of Steel Holdings GP.  EMH is an affiliate of Mr. Howard.  Terry R. Gibson is a Managing Director of SP Corporate Services, an affiliate of Steel Holdings.  Leonard J. McGill is an officer of Steel Holdings GP.  Mr. Howard is a director of the Company.  Mr. Gibson is President, Chief Executive Officer, Chief Financial Officer and a director of the Company.  Mr. McGill is the Vice President and General Counsel of the Company.  The business telephone number of Steel Holdings is (212) 520-2300.

The following table sets forth information concerning beneficial ownership of Common Stock of the Company outstanding at December 13, 2012 by (i) each director; (ii) each Named Executive Officer of the Company and (iii) by all directors and executive officers of the Company as a group.  The percentage ownership of each beneficial owner is based upon 3,839,468 shares of Common Stock issued and outstanding as of December 13, 2012, plus shares issuable upon exercise of options, warrants or convertible securities (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity.  The information presented in this table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership (2)	Percent of Class
Jack L. Howard (3)	94,010 4)	2.4%
Merrill A. McPeak	31,088 (4)	*
James A. Risher	37,120 (4)	*
John J. Quicke (5)	0	0%
Mark A. Zorko (6)	0	0%
Terry R. Gibson	0	0%
Leonard J. McGill	0	0%
All directors and executive officers as a group (5 persons) (7)	162,218 (4)	4.2%

*	Represents less than 1% of the outstanding shares of our Common Stock

(1)
The business address and telephone number for each of our directors and Named Executive Officers is c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022, telephone (212) 520-2300.

(2)	Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him.

(3)	Includes 35,975 shares of common stock owned directly by EMH and owned indirectly by Mr. Howard by virtue of his position as the Managing Member of EMH.

(4)
Includes shares of our Common Stock which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of December 13, 2012, in the following amounts: Jack L. Howard — 17,000, Merrill A. McPeak – 20,180, and James A. Risher — 32,000.

(5)	John J. Quicke resigned from his positions as a member of the Board and as the Company’s Chief Executive Officer and President, effective October 8, 2012.

(6)	Mark A. Zorko resigned from his positions as Chief Financial Officer and Secretary of the Company, effective October 8, 2012.

(7)
Includes shares of our Common Stock beneficially owned by Jack L. Howard, Merrill A. McPeak, James A. Risher, Terry R. Gibson and Leonard J. McGill.  Shares beneficially owned by John J. Quicke and Mark A. Zorko have not been included in this calculation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC.  Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended July 28, 2012, there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders.

Securities Transactions

Based on our records and on information provided to us by our directors, executive officers, affiliates and subsidiaries, neither we nor any of our directors, our executive officers, or our affiliates or our subsidiaries nor, to the best of our knowledge, any person controlling the Company or any executive officer or director of any such controlling entity or of our subsidiaries, has effected any transactions involving shares of our Common Stock during the 60 days prior to December 13, 2012, except for the following transactions:

Name	Date of Transaction	Number of Shares Purchased (Sold)	Price Per Share (including brokerage commissions)	Method of Purchase (Sale)
SPHG Holdings	10/18/12	26,629	$12.5100	Open market
	10/24/12	25,000	$12.5300	Private transaction
	10/24/12	15,081	$12.5300	Private transaction

The Company has not effected any transactions involving share of Common Stock during the past 60 days.

EXECUTIVE AND DIRECTOR COMPENSATION

Elements of Compensation

1.  Management Services Agreement and Base Salary

Effective September 1, 2009 until October 1, 2011, we paid SP Corporate Services $30,000 per month for the services of John J. Quicke, our President and CEO, pursuant to the Services Agreement.  On October 1, 2011, the Company and SP Corporate Services entered into Amendment No. 1 to the Services Agreement to, among other things, provide for the services of Mark A. Zorko, the Chief Financial Officer and Secretary of the Company, and increase the monthly payment amount to $48,000.  Additionally, the Company reimbursed SP Corporate Services, Mr. Quicke, and Mr. Zorko for certain expenses, including but not limited to reasonable and necessary business expenses incurred on behalf of the Company.  See also “Proposal Three ─ Election of Directors ─ Certain Relationships and Related Transactions.”

Prior the amendment to the Services Agreement, Mr. Zorko was compensated pursuant to the Zorko Employment Agreement, as described below.  The Services Agreement and base salaries are reviewed annually by the Compensation Committee, but are not automatically increased annually.  The base salary for our former Chief Executive Officer and the former base salary of our former Chief Financial Officer are set forth in their employment agreements, which are described in more detail below.

2.  Annual Cash Bonuses

The purpose of the annual cash bonus is to provide a competitive annual cash incentive opportunity that rewards both the Company’s performance toward corporate goals and objectives and also individual achievements.  The annual bonus is a short-term annual incentive paid in cash pursuant to arrangements that cover all executive officers, including the Chief Executive Officer and Chief Financial Officer, and provide that a bonus will be paid upon achieving the Company’s annual budget goals.  For fiscal year 2011, the Compensation Committee determined that bonuses would be paid out upon the achievement of improvement of revenue and operating income as compared to fiscal year 2011 business plan with targets set for the Chief Executive Officer and Chief Financial Officer of 70% and 45% of their annual base salary respectively.  Incentive targets for fiscal year 2011 were partially achieved and as a result, the Chief Executive Officer and Chief Financial Officer received an annual bonus.  For fiscal year 2012, the Compensation Committee determined that discretionary cash bonuses be paid in the amount of $500,000 to Mr. Quicke and $100,000 to Mr. Zorko in recognition of their performance.

3.  Long Term Equity Incentives

A.  DGT Holdings Corp. Stock Option Plan

The purpose of the Company’s Amended and Restated Stock Option Plan (the “DGTC Plan”), is to provide for the granting of incentive stock options and non-qualified stock options to the Company’s executive officers, directors, employees and consultants.  The Compensation Committee administers the DGTC Plan.  Among other things, the Compensation Committee: (i) determines participants to whom options may be granted and the number of shares to be granted pursuant to each option, based upon the recommendation of our Chief Executive Officer;  (ii) determines the terms and conditions of any option under the DGTC Plan, including whether options will be incentive stock options, within the meaning of the Code, or non-qualified stock options; (iii) may vary the vesting schedule of options; and (iv) may suspend, terminate or modify the DGTC Plan.  Any Compensation Committee recommendations of awards, options or compensation levels for senior executive officers are approved by the entire Board, excluding any management directors.

Under the DGTC Plan, incentive stock options have an exercise price equal to the fair market value of the underlying stock as of the grant date and, unless earlier terminated, are exercisable for a period of ten (10) years from the grant date.  Non-qualified stock options may have an exercise price that is less than, equal to or more than the fair market value on the grant date and, unless earlier terminated, are exercisable for a period of up to ten (10) years from their grant date.

No options have been granted under the DGTC Plan since March 2007.

B.  Amended and Restated 2007 Incentive Stock Plan

The Amended and Restated 2007 Incentive Stock Plan (the “2007 Plan”) is designed to provide an incentive to, and to retain in the employ of the Company and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended, directors, officers, consultants, advisors and employees with valuable training, experience and ability; to attract to the Company new directors, officers, consultants, advisors and employees whose services are considered valuable and to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

The 2007 Plan is administered by the Compensation Committee, which has full power and authority to designate recipients of options (as defined in the 2007 Plan) and restricted stock under the 2007 Plan and to determine the terms and conditions of the respective option and restricted stock agreements and to interpret the provisions and supervise the administration of the 2007 Plan.  The Compensation Committee also has the authority to designate which options granted under the 2007 Plan will be incentive options and which shall be nonqualified options.

For the fiscal year ended July 28, 2012, under the terms of the 2007 Plan, the Company did not make any stock option or restricted stock grants to (a) John J. Quicke or (b) Mark A. Zorko.

4.  Perquisites

The Company’s compensation program also includes other benefits and perquisites.  These benefits include annual matching contributions to certain executive officers’ 401(k) plan accounts, car allowances, living allowances and tax gross-ups to cover taxes on certain benefits.  We are selective in our use of perquisites, attempting to utilize perquisites that are within range of modest to competitive within our industry.  The Compensation Committee has delegated authority to the Chief Executive Officer to approve such perquisites for other executive officers, but the Compensation Committee must separately approve any perquisites that exceed $10,000 per year.

Mr. Quicke received no perquisites during fiscal year 2012 and Mr. Zorko received a car allowance equal to $1,150 in value during fiscal year 2012.

The Role of Shareholder Say-on-Pay Votes.  Although the advisory shareholder vote on executive compensation is non-binding, the Compensation Committee has considered and will continue to consider, the outcome of the vote when making future compensation decisions for named executive officers.  At our annual meeting of shareholders held on December 15, 2011, approximately 90.8% of the shareholders who voted on the “say-on-pay” proposal approved the compensation of our named executive officers, while only approximately 2.6% voted against (with approximately 6.5% voting to abstain).  The Compensation Committee believes that the shareholder vote strongly endorses the compensation philosophy of the Company.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid or earned by the following type of executive officers for each of the Company’s last three completed fiscal years: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer for the fiscal year ended July 28, 2012; (ii) individuals who served as, or acted in the capacity of, the Company’s principal financial officer for the fiscal year ended July 28, 2012; (iii) the Company’s three most highly compensated executive officers, other than the principal executive officer and principal financial officer, who were serving as executive officers at the end of the fiscal year ended July 28, 2012; and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended July 28, 2012 (of which there were none).  We refer to these individuals collectively as our named executive officers.  Mr. Gibson became our President, Chief Executive Officer, Chief Financial Officer and a director on October 8, 2012.  The Company anticipates that the Services Agreement will be amended to provide for the provision of Mr. Gibson’s services to the Company.

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position	Year	Salary ($)(1)		Bonus ($)(1)	Stock Awards (4)	Option Awards(3)	All Other Compensation (2)	Total
John J. Quicke, Chief Executive Officer(6)	2012	$-	(6)	$500,000	$-	$-	$-	$500,000
	2011	$-	(6)	$225,000	$262,500	$-	$-	$487,500
	2010	$-	(6)	$-	$-	$77,394	$-	$77,394
James A. Risher, Chief Executive Officer(5)	2012	$-		$-	$-	$-	$-	$-
	2011	$-		$-	$-	$-	$-	$-
	2010	$38,975		$-	$-	$8,583	$145,418	$192,976

Mark A. Zorko, Chief Financial Officer(7)	2012	$61,300	(7)	$100,000	$-	$-	$1,150	$162,450
	2011	$245,000		$75,000	$52,500	$-	$10,231	$382,731
	2010	$245,000		$-	$-	$12,875	$37,513	$295,388

(1)	The figures reported in the salary and bonus columns represent amounts earned and accrued for each year.

(2)	The amounts in this column include the following executive perquisites and other compensation for fiscal years 2012, 2011 and 2010

Name	Benefit	2012		2011		2010
John J. Quicke(6)		$-		$-		$-

James A. Risher(5)	Severance	$-		$-		$106,666
	Living allowance	-		-		24,240
	Tax Gross-Ups	-		-		14,512
		$-		$-		$145,418

Mark A. Zorko(7)	Bonus for discontinued operations	$-		$-		$30,000
	Car Allowance	1,150		7,475		6,900
	401 (k) Match	-	(2)(c)	2,756	(2)(c)	613	(2)(c)
		$1,150		$10,231		$37,513

Notes:

2(c)	Company-matching contribution of 50% of the first 4% of salary. Accelerated vesting schedule (100% vested in Company contributions after three (3) years of employment).

(3)
Reflects the aggregate grant date fair value of option awards granted during a calendar year calculated in accordance with ASC 718. Refer to Note 10 Shareholders’ Equity in Item 8 “Stock Option Plan and Warrants” of our 2012 Annual Report for details of stock option terms, ASC 718 valuation techniques and assumptions and the fair value of stock options and restricted stock granted.

(4)
The value of the stock awards equals their grant date fair value as computed in accordance with FASB ASC Topic 718.  Refer to Note 11 Shareholders’ Equity in Item 8 “Stock Option Plan and Warrants” of our 2012 Annual Report for details of the assumptions made in the valuation of the restricted stock grants.

(5)
On August 28, 2009, James A Risher resigned his position as President and Chief Executive Officer of the Company effective August 31, 2009.  Mr. Risher continues to serve as a director of the Company.  Mr. Risher continued to receive as severance his base salary and living allowance through December 31, 2009, and the Company continued to pay for Mr. Risher’s medical plan through December 31, 2009.

(6)
On August 28, 2009, John J. Quicke was appointed to serve as President and Chief Executive Officer of the Company, effective September 1, 2009.  In lieu of paying Mr. Quicke’s annual salary, the Company was charged a fee by SP Corporate Services in consideration for the services of Mr. Quicke and, since October 1, 2011, Mr. Zorko.  Mr. Quicke is a Managing Director and operating partner of Steel Partners, an affiliate of SP Corporate. Mr. Quicke resigned from his positions with the Company effective October 8, 2012.  See the section of this proxy statements captioned “Proposal Three Election of Directors--Certain Relationships and Related Transactions.”

(7)
Effective October 1, 2011, in lieu of paying Mr. Zorko’s annual salary, the Company was charged a fee by SP Corporate Services in consideration for the services of Mr. Quicke and, since October 1, 2011, Mr. Zorko.  Mr. Zorko resigned from his positions with the Company effective October 8, 2012.  See the section of this proxy statement captioned “Proposal Three Election of Directors--Certain Relationships and Related Transactions.”

Fiscal Year Ended July 28, 2012 Grants of Plan-Based Awards

(a)	(b)	(i)	(j)	(k)	(l)
		All Other Stock Awards:	All Other Option Awards:
Name	Grant Date	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
John J. Quicke, Chief Executive Officer		-	-	$-	$-

Mark A. Zorko, Chief Financial Officer		-	-	$-	-

Employment Agreements

A.           James A. Risher Employment Agreements

Mr. Risher had an employment agreement, which expired on August 31, 2009.  On August 28, 2009, Mr. Risher resigned from his position as President and Chief Executive Officer of the Company effective August 31, 2009.  Mr. Risher continues to serve as a director of the Company.  In connection with the termination of his employment, Mr. Risher received as severance his base salary and living allowance through December 31, 2009, and the Company paid for Mr. Risher’s medical plan through December 31, 2009.

B.           Mark A. Zorko Employment Agreement

The Company and Mr. Zorko entered into a Letter Agreement, dated August 30, 2006 (the “Zorko Employment Agreement”), that provided for Mr. Zorko’s employment with the Company as its Chief Financial Officer.  Pursuant to the Zorko Employment Agreement, Mr. Zorko was entitled to an annual salary of $245,000 and received an option grant to purchase 4,800 shares (as adjusted for stock splits) of the Company’s Common Stock pursuant to and in accordance with the Company’s DGTC Plan.  Mr. Zorko was also entitled to receive an automobile allowance of $575 per month.  The Zorko Employment Agreement was terminated on October 1, 2011 in connection with entry into Amendment No. 1 to the Services Agreement.  Further information regarding Amendment No. 1 to the Services Agreement is located in the section above entitled, “Executive and Director Compensation--Elements of Compensation--Management Services Agreement and Base Salary.”

Until Mr. Zorko’s resignation from his positions with the Company effective October 8, 2012, Mr. Zorko remained eligible to receive an annual incentive bonus with a target of 45% of his annual base salary based upon achieving the Company’s annual budget and attaining specific objectives assigned by the CEO of the Company.   For fiscal years 2012 and 2011, specific objectives were partially achieved and a bonus of $100,000 and $75,000 (in addition to the March 2011 award of restricted stock), respectively, were paid.  As a result of the Company not achieving these specific objectives in fiscal year 2010, Mr. Zorko did not receive an incentive bonus for that fiscal year.

Outstanding Equity Awards at Fiscal Year End

Option Awards								Stock Awards
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($) (1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John J. Quicke, Chief Executive Officer(6)	6,000	(3)	2,000	(3)	-	$6.38	08/28/19
	6,000	(3)	2,000	(3)	-	$8.13	01/08/20

Mark A. Zorko, Chief Financial Officer	4,800	(2)	-		-	18.75	8/31/16
	1,600	(2)	-		-	25.00	11/17/16	-	-	-	-
	1,600	(3)	-		-	33.75	9/17/17
	1,600	(3)	-		-	12.50	12/16/18
	1,800	(3)	600	(3)	-	8.13	1/08/20

(1)	The exercise price per share of each option was equal to the closing price of the shares of Common Stock on the date of grant.

(2)	Granted pursuant to the Company’s DGTC Plan.

(3)	Granted pursuant to the Company’s 2007 Plan.

On October 8, 2012, the Board approved the acceleration of vesting of any unvested shares of the Common Stock and any unvested options to purchase shares of Common Stock held by Mr. Quicke, Mr. Zorko and the members of the Board.  The Board also extended the period of exercisability of the options for Mr. Quicke, Mr. Zorko and a former employee of the Company.

Also on October 8, 2012, the Board approved the early termination and cancellation of outstanding and exercisable options to purchase shares of Common Stock for four former officers, directors and employees, including Mr. Quicke and Mr. Zorko, effective November 19, 2012.  The total options cancelled were 44,480 shares, of which 24,800 shares were at or below the closing price of $12.85 on October 8, 2012 and 19,680 shares were priced at or above $12.85.  The net value of the in-the-money options is $119,000.  This amount will be paid to the holders of the cancelled options.  Out-of-money options were cancelled without a cash payout to the former option holders.

Potential Payments Upon Termination Or A Change In Control

Separation Agreements with Current and Certain Former Named Executive Officers:

James A. Risher

Mr. Risher’s employment agreement terminated on August 31, 2009.  In connection with the termination of his employment, Mr. Risher received as severance his base salary and living allowance through December 31, 2009, and the Company paid for Mr. Risher’s medical plan through December 31, 2009.

Mark A. Zorko

The Zorko Employment Agreement terminated on October 1, 2011.  Pursuant to the Zorko Employment Agreement, Mr. Zorko was entitled to a severance payment in the event his employment was terminated by the Company without cause.  The severance payment was equal to one-year base salary.

Director Compensation

The Company seeks highly qualified individuals to serve as outside directors and compensates them with a combination of cash fees and stock option grants.  The Company also reimburses Directors for, or pays, travel costs associated with meeting attendance.  There is no retirement plan for outside directors, and no program of perquisites.  The Compensation Committee periodically assesses whether its compensation structure is competitive in terms of attracting and retaining the type and quality of outside directors needed.

Fiscal Year Ended July 28, 2012 Director Compensation

(a)	(b)		(c)	(d)		(e)		(f)
Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards ($)	Option Awards(2) ($)		All Other Compensation ($)		Total ($)
T. Scott Avila(4)	22,500		-	$76,500				$99,000
James R. Henderson (former Chairman)(5)	3,750	(3)	-	39,000	(5)	-		42,750
Jack L. Howard(Chairman)(6)	15,000			103,420		500,000	(7)	618,420
General Merrill A. McPeak	30,000		-	76,500		-		106,500
James A. Risher	30,000		-	61,200		-		91,200

(1)	Effective March 2011, fees consist of an annual cash retainer of $30,000.

(2)
During fiscal year 2012, Mr. Avila received a grant to purchase 12, 500 shares of the Company’s common stock at an exercise price of $10.00 and an aggregate fair value of $76,500: Mr. Howard received grants to purchase 17,000 shares of the Company’s common stock at a weighted average exercise price of $9.94 and an aggregate fair value of $103,420: Mr. McPeak received a grant to purchase 12,500 shares of the Company’s common stock at an exercise price of $10.00 and an aggregate fair value of $76,500: and Mr. Risher received a grant to purchase 10,000 shares of the Company’s common stock at an exercise price of $10.00 and an aggregate fair value of $61,200.  The dollar amounts in this column reflect the dollar amounts recognized for all options granted during the fiscal year in accordance with ASC 718.  Refer to footnote 11 “Shareholders’ Equity” in “Stock Option Plan” in the Notes to Consolidated Financial Statements, included in our 2012 Annual Report, for details of stock option plan vesting terms, ASC 718 valuation techniques and assumptions and the fair value of stock options granted.

(3)
In addition to the above meeting fees, the Chairman of the Board received $750 per each day other than Board meeting days where he or she spends more than half of such day working at the Company facilities.  None was given during fiscal 2012.

(4)	On July 24, 2012, T. Scott Avila resigned as Director effective July 24, 2012.

(5)
On December 15, 2011, James R. Henderson resigned as Director effective December 15, 2011.  The board approved the accelerated vesting of the stock options and restricted stock, resulting in the recognition of the remaining stock compensation expense and recorded expense of $39,000 as a result of the modification of the stock option.

(6)	At a meeting on September 21, 2011, the Board elected Jack L. Howard to the Board.

(7)
On August 29, 2012, the Board approved a discretionary cash bonus in the amount of $500,000 in recognition of his service to the Company in fiscal year 2012 and 40,000 shares of the Company’s Common Stock to Mr. Howard under the 2007 Plan in recognition of his service to the Company in fiscal year 2012 and for future service to the Company.  The shares of Common Stock granted to Mr. Howard vest on August 29, 2013 and are not included as part of his compensation for fiscal year 2012. On October 8, 2012, the Board approved the acceleration of vesting of any unvested shares of the Common Stock and any unvested options to purchase shares of Common Stock held by the members of the Board, including all of the unvested shares held by Mr. Howard.

Restricted Stock and Option Awards

Upon election to the Board, each non-employee member of the Board receives a one-time grant of 2,000 options to purchase the Company’s Common Stock.  The exercise price for such options is equal to the fair market price per share on the date of the grant, which is approved by the Committee.  These options vest and become exercisable as to 25% of such shares on the date of the option grant, 25% on the first anniversary of the date of the grant and as to an additional 25% of such shares on the second and third anniversaries of the date of the grant, respectively, based on continued service through the applicable vesting date.  Effective March 2011, the Board compensation policy was revised to provide that (i) directors receive annual grants of 3,600 shares of restricted stock, the Chairman of the Audit Committee and the Chairman of the Compensation Committee each received an additional annual grant of 400 shares of restricted stock, and the Chairman of the Board received an additional annual grant of 900 shares of restricted stock.  On December 15, 2011, the Board revised its director compensation policy to provide that in lieu of annual restricted stock grants, directors receive (i) annual grants of 10,000 options to purchase the Company’s Common Stock, (ii) the Chairman of the Audit Committee and the Chairman of the Compensation Committee each receive an additional annual grant of 2,500 stock options, and (iii) the Chairman of the Board receives an additional annual grant of 5,000 stock options.  Such options expire after a ten year period and vest on the first anniversary of the date of grant, based on continued service through the vesting date.  Directors are also eligible to receive restricted stock and option awards under the terms of the Company’s 2007 Plan.  The annual grants of stock options to directors in fiscal year 2010 and 2012 and the grant of restricted shares in fiscal year 2011 were made pursuant to the 2007 Plan.

On October 8, 2012, the Board approved the acceleration of vesting of any unvested shares of the Common Stock and any unvested options to purchase shares of Common Stock held by Mr. Quicke, Mr. Zorko and the members of the Board.  The Board also extended the period of exercisability of the options for Mr. Quicke, Mr. Zorko and a former employee of the Company.

Also on October 8, 2012, the Board approved the early termination and cancellation of outstanding and exercisable options to purchase shares of Common Stock for four former officers, directors and employees, including Mr. Quicke and Mr. Zorko, effective November 19, 2012.  The total options cancelled were 44,480 shares, of which 24,800 shares were at or below the closing price of $12.85 on October 8, 2012 and 19,680 shares were priced at or above $12.85.  The net value of the in-the-money options is $119,000.  This amount will be paid to the holders of the cancelled options.  Out-of-money options were cancelled without a cash payout to the former option holders.

Golden Parachute Compensation

We have no agreement or understanding, whether written or unwritten, with any of our named executive officers, concerning any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all assets of the Company.

PROPOSAL FOUR
ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 added Section 14A to the Exchange Act, which enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

The Company’s executive compensation is designed to (a) attract, retain and reward executive officers who contribute to the Company’s success and (b) align executive compensation with the achievement of the Company’s business objectives and the creation of longer-term value for shareholders.  Please read the disclosure relating to executive compensation included under Proposal Three and under the “Executive and Director Compensation” section of this proxy statement for additional details about the Company’s executive compensation programs, including information about the fiscal year 2012 compensation of the named executive officers.

We are asking shareholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this proxy statement (referred to as the “Named Executive Officers”).  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the Named Executive Officers’ compensation.  Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S–K, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board.  The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.  The Board has determined that the advisory vote regarding executive compensation will occur on an annual basis.

The approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE
RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR
THE FISCAL YEAR ENDING AUGUST 3, 2013.

Upon the recommendation of the Audit Committee, the Board has selected BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending August 3, 2013.  While shareholder ratification is not required by the Company’s By-Laws or otherwise, the Board is submitting the selection of BDO USA, LLP to the shareholders for ratification as part of good corporate governance practices.  If the shareholders fail to ratify the selection of BDO USA, LLP, the Board may, but is not required to, reconsider whether to retain BDO USA, LLP.  Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.  Representatives of BDO USA, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders in attendance.

Audit Fees - The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of our annual financial statements set forth in our Annual Reports on Form 10-K for the fiscal years ended July 28, 2012 and July 30, 2011, for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years and for assistance with other registration statement filings made by the Company during those fiscal years were $168,411 and $248,261, respectively.

Audit-Related Fees - For the fiscal year ended July 28, 2012, fees billed by BDO USA, LLP for services related to the sale of the assets of our subsidiary, RFI, were $15,000.  There were no fees for other professional services rendered during the fiscal year ended July 30, 2011.

Tax Fees - There were no fees billed by BDO USA, LLP for tax services for the fiscal years ended July 28, 2012 and July 30, 2011.

All Other Fees – There were no fees billed by BDO USA, LLP for services other than those described above under “Audit Fees” for fiscal years ended July 28, 2012 and July 30, 2011.

The Audit Committee’s policy is to pre-approve services to be performed by the Company’s independent public accountants in the categories of audit services, audit-related services, tax services and other services.  Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  The Audit Committee has approved all fees and advised us that it has determined that the non-audit services rendered by BDO USA, LLP during our most recent fiscal year are compatible with maintaining the independence of such auditors.

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting is required to ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending August 3, 2013.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 3, 2013.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter adopted by the Board.

The role of the Audit Committee is to assist the Board in its oversight of our financial reporting process, as more fully described in this proxy statement.  As set forth in the Audit Committee Charter, our management is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented, with BDO USA, LLP, the Company’s independent auditors for the fiscal year ended July 28, 2012.  The Audit Committee has received from BDO USA, LLP, the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO the issue of its independence from the Company.  The Audit Committee also considered whether BDO USA, LLP’s non-audit services, including tax planning and consulting, are compatible with maintaining BDO USA, LLP’s independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements be included in our 2012 Annual Report filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

General Merrill A. McPeak, Chairman

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

Shareholders who have the same mailing address and last name may have received a notice that your household will receive only one proxy statement. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice, from us or from your bank, broker or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers and other registered holders with account holders who are our shareholders household our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022. Any shareholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to Terry R. Gibson, President, Chief Executive Officer and Chief Financial Officer – c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Reverse/Forward Stock Split is a “going private” transaction subject to Rule 13e-3 of the Exchange Act.  We have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the Reverse/Forward Stock Split. The Schedule 13E-3 contains additional information about us.  Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any of our interested shareholders, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to DGT Holdings Corp., c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information we file at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.  The reports and other information that we file with the SEC are also available in the “SEC Filings” section of our corporate website at www.dgtholdings.com.  Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

DOCUMENTS INCORPORATED BY REFERENCE

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.  The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information.

This proxy statement incorporates by reference the following documents that we have previously filed with the SEC.  They contain important information about us and our financial condition.

•	Our annual report on Form 10-K for the year ended July 28, 2012
•	Our quarterly report on Form 10-Q for the quarter ended October 27, 2012
•	Our current report on Form 8-K filed on August 17, 2012, August 20, 2012 (with respect to Item 8.01) August 31, 2012 (with respect to Item 5.02) and October 11, 2012.

We also incorporate by reference any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Annual Meeting.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to the attention of our Corporate Secretary at DGT Holdings Corp., c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022, by calling our Corporate Secretary at (212) 520-2300, or from the SEC through the SEC’s website at the address provided above.  Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

SHAREHOLDER PROPOSALS

Deadline for Receipt of Shareholder Proposals

Shareholder proposals that are intended to be presented at the Company’s 2014 annual meeting of shareholders must be received by the Company at the Company’s principal executive office located at 590 Madison Avenue, c/o Steel Partners Holdings L.P., 32nd Floor, New York, New York 10022 no later than November 14, 2013 in order to be included in the proxy statement for that meeting.  Shareholders wishing to nominate directors or bring a proposal before the 2014 annual meeting of shareholders (but not include it in the Company’s proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no earlier than October 15, 2013 and no later than November 14, 2013.  If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the date of the prior year’s meeting, then the deadline for providing written notice of a proposal to be included in the proxy statement for the Company’s 2014 annual meeting of shareholders is a reasonable time before the Company begins to print and mail its proxy materials.

Discretionary Voting Authority

On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act.  The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company’s proxy statement.  This amendment provides that if the Company does not receive notice of a proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  The date by which such notice must be received by the Company for the 2014 annual meeting is [               ], 2013.  If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company sends its proxy materials for the current year in order for the Company to be allowed to use its discretionary voting authority.

OTHER MATTERS

As of the date of this proxy statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Annual Meeting.  If any other matters properly come before the Annual Meeting, or any continuation of the Annual Meeting pursuant to adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information.  Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct.  The Company’s actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by these and other factors.

By Order of the Board of Directors,

/s/ Terry R. Gibson

Terry R. Gibson
President, Chief Executive Officer and Chief Financial Officer

Dated:  [_______ __], 2013

ANNEX A-1

PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Certificate of Amendment

of

the Certificate of Incorporation

of

DGT Holdings Corp.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1.           The name of the corporation is DGT Holdings Corp. (the “Corporation”).  The name under which the corporation was formed is Del Electronics Corp.

2.           The Certificate of Incorporation of the Corporation was filed by the Department of State on October 26, 1954.

3.           Immediately upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the New York Business Corporation Law (the “Effective Time”), each five-thousand (5,000) issued and outstanding shares of the Corporation’s common stock, par value $0.10 per share (the “Common Stock”), shall be converted into one (1) new share of Common Stock, as constituted following the Effective Time.  Instead of issuing fractional shares to shareholders owning fewer than 5,000 shares of Common Stock immediately prior to the Effective Time, such fractional shares shall be canceled and converted into the right to receive a cash payment as provided below (the “Cash Out”).  Immediately prior to the Effective Time there were [          ] shares of Common Stock issued and outstanding and as result of this Amendment there will be [_______] shares of Common Stock issued and outstanding, after giving effect to the Cash Out.  Immediately prior to the Effective Time there were [_______] authorized and unissued shares of Common Stock and as a result of this Amendment there will be [_______] authorized and unissued shares of Common Stock, after giving effect to the Cash Out, reflecting a rate of change of 1 authorized and unissued share to [___] authorized and unissued shares.  Following the Effective Time, the total number of authorized shares of Common Stock shall remain 100,000,000 and the par value of the Common Stock shall remain $0.10 per share.

Effective as of the Effective Time and without regard to any other provision of the Certificate of Incorporation, each one (1) share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time shall be and is hereby automatically reclassified and changed (without any further act) into one five-thousandth (1/5,000th) of a fully paid and nonassessable share of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any registered holder of fewer than 5,000 shares of Common Stock immediately prior to the Effective Time, and that instead of issuing such fractional shares to such holders, such fractional shares shall be canceled and converted into the right to receive the cash payment of $13.50 per share on a pre-split basis to each shareholder owning fewer than 5,000 shares of Common Stock immediately prior to the Effective Time of this Amendment.

A-1-1

4.           After giving effect to the foregoing, paragraph “Third” of the Certificate of Incorporation of the Corporation shall continue to read as follows:

“THIRD: the aggregate number of shares which the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock, $0.10 par value.”

5.           The Amendment of the Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at an annual meeting of the Corporation’s shareholders duly called and held on February 12, 2013.

[SIGNATURE PAGE FOLLOWS]

A-1-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this [__] day of [_______], 2013.

DGT Holdings Corp.

Name:	Terry R. Gibson
Title:	President, Chief Executive Officer and Chief Financial Officer

A-1-3

ANNEX A-2

PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO
EFFECT THE FORWARD STOCK SPLIT

Certificate of Amendment

of

the Certificate of Incorporation

of

DGT Holdings Corp.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1.           The name of the corporation is DGT Holdings Corp. (the “Corporation”).  The name under which the corporation was formed is Del Electronics Corp.

2.           The Certificate of Incorporation of the Corporation was filed by the Department of State on October 26, 1954.

3.           Immediately upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the New York Business Corporation Law (the “Effective Time”), each one (1) issued and outstanding share of the Corporation’s Common Stock, par value $0.10 per share (the “Common Stock”), shall be converted into five-thousand (5,000) shares of the Common Stock, as constituted following the Effective Time.  Immediately prior to the Effective Time there were [_______] shares of Common Stock issued and outstanding and as result of this Amendment there will be [_______] shares of Common Stock issued and outstanding.  Immediately prior to the Effective Time there were [_______] authorized and unissued shares of Common Stock and as a result of this Amendment there will be [_______] authorized and unissued shares of Common Stock, reflecting a rate of change of 1 authorized and unissued share to [__] authorized and unissued shares.  Following the Effective Time, the total number of authorized shares of Common Stock shall remain 100,000,000 and the par value of the Common Stock shall remain $0.10 per share.

Effective as of the Effective Time and without regard to any other provision of the Certificate of Incorporation, each one (1) share Common Stock, either issued or outstanding or held by the Corporation as treasury stock, and any fractional share held by any shareholder who holds in excess of one (1) share immediately prior to the Effective Time shall and is hereby automatically reclassified and changed (without any further act) into five-thousand (5,000) fully-paid and nonassessable shares of Common Stock (or, with respect to fractional shares, such lesser number of shares and fractional shares as may be applicable based upon such 5,000-for-1 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.

A-2-1

4.           After giving effect to the foregoing, paragraph “Third” of the Certificate of Incorporation of the Corporation shall continue to read as follows:

“THIRD: the aggregate number of shares which the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock, $0.10 par value.”

5.           The Amendment of the Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at an annual meeting of the Corporation’s shareholders duly called and held on February 12, 2013.

[SIGNATURE PAGE FOLLOWS]

A-2-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this [__] day of [_______], 2013.

DGT Holdings Corp.

Name:	Terry R. Gibson
Title:	President, Chief Executive Officer and Chief Financial Officer

A-2-3

ANNEX B

VALUATION REPORT OF B. RILEY & CO., LLC

B | RILEY

Research Trading
Investment Banking
Member FINRA & SIPC

Los Angeles

Newport Beach

New York

San Francisco

Philadelphia

www.brileyco.com

DGT Holdings Corp.

Valuation Analysis

December 12, 2012

Prepared for the Special Committee of DGT Holdings Corp.

Disclosure – Privileged and Proprietary

This valuation report (the "Report") has been prepared for the Special Committee of DGT Holdings Corp. ("DGT" or the "Company") and pertains solely to the valuation of the minority shares anticipated to be repurchased in connection with the Transaction, as defined herein. Neither this Report nor the information contained herein is for distribution to the public or any other entity without the prior express written permission of B. Riley and Co., LLC ("B. Riley" or "BRC").

This Report is based upon information supplied by the Company and information that is publicly available. B. Riley has relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided during this engagement. Any recipient of this Report hereby agrees that all information contained herein is confidential, and that they will treat it as such, and will not, without prior written consent from B. Riley, directly or indirectly, disclose, copy or distribute such information. For additional information, please contact B. Riley at the address or telephone number listed below.

B | RILEY

Research Trading
Investment Banking

11100 Santa Monica Blvd.
Suite 800
Los Angeles, CA 90025
T: 310-966-1444
F: 310-966-1448
www.brileyco.com

B | RILEY 2 CONFIDENTIAL

Table of Contents

I. Executive Summary

II. B. Riley & Co. Qualifications

III. DGT Holdings Overview

IV. DGT Holdings Valuation Analysis

- i. Precedent Dutch Tenders Analysis
- ii. Precedent Reverse / Forward Stock Splits Analysis
- iii. Precedent Minority Interest Transactions Analysis
- iv. Liquidation Value Analysis
- v. Summary Valuation Analysis

V. Appendix

- i. Liquidity Discount Analysis

B | RILEY 3 CONFIDENTIAL

Executive Summary

B. Riley was engaged to provide professional valuation services relating to the fair value of DGT

Situation Overview & Summary Findings

- B. Riley, an institutional broker-deal and investment bank, has delivered, over the course of its 15 year history, numerous valuation reports and fairness opinions for a wide range of companies.
- We understand that DGT is contemplating a reserve-split of its commons stock immediately followed by a cash settlement of fractional shares, for the primary purpose of reducing its registered shareholder count below reporting thresholds mandated under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "Transaction"). The Special Committee has engaged B. Riley to assist the Company in arriving at a consideration price to be paid to cashed-out shareholders in lieu of fractional shares resulting from the Transaction.
- For the purpose of this analysis, fair market value is defined as:
  - *The price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arm's length in an open and unrestricted market, when neither is under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts.*[1]
- B. Riley's valuation conclusions are based on a number of key considerations, including:
  - The mark-to-market value of DGT's investments in marketable securities as of December 12, 2012;
  - The nature of the securities held in DGT's portfolio of marketable securities;
  - The latest available third-party valuations of DGT's domestic and foreign real estate holdings;
  - The presence of U.S. Federal and State tax shelters and their potential impact on DGT's equity value;
  - The number of shares and percentage ownership in DGT represented by the shares anticipated to be repurchased in connection with the Transaction;
  - DGT's size and the lack of marketability associated with DGT common stock; and
  - Factors influencing DGT's net asset value both as a going concern and under a liquidation scenario.
- B. Riley estimates that the fair market value of the shares to be repurchased in connection with the Transaction is between $13.00 and $14.50 per share, representing premiums of 8.3% to 20.8%, respectively, to DGT's closing price on December 12, 2012.

(1) *Business Valuation Standards (2009) of the American Society of Appraisers Definition.*

B | RILEY 5 CONFIDENTIAL

Summary Valuation Analysis

$12.00 Last Close Price
52-Week Range
$8.51
$13.16
Dutch Tenders Analysis
5.4% to 18.0% Premium
to Last Trade (1)
$12.64
$14.16
Reverse / Forward Analysis
4.0% to 37.1% Premium
to Last Trade (2)
$12.48
$16.45
Minority Interest Analysis
0.0% to 32.3% Premium
to Last Trade (3)
$12.00
$15.88
Liquidation Analysis
10.0% to 12.0% Wind-Down Expenses (4)
$13.76
$14.10
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
Implied Share Price

Source: Company filings, Capital IQ, and B. Riley estimates.
Share Price of $12.00 as of December 12, 2012

(1) *As per interquartile range in Precedent Dutch Tenders Analysis. Premiums applied to DGTC last close price.*
(2) *As per interquartile range in Precedent Reverse / Forward Stock Splits Analysis. Premiums applied to DGTC last close price.*
(3) *As per interquartile range in Precedent Minority Interest Transactions Analysis. Premiums applied to DGTC last close price.*
(4) *As per Liquidation Value Analysis. Applies operating and liquidation expenses & contingencies to gross value of assets.*

B | RILEY 6 CONFIDENTIAL

Scope of Work

- In performing its analysis, B. Riley considered the following factors:
  - Discussions with the Company's management regarding historical and future business operations;
  - Development of a selection and application of certain market premiums to DGT;
  - DGT's capital structure;
  - Identification of key company-specific issues and industry-level considerations that impact DGT's financial and operational prospects;
  - Identification of key assumptions and factors that have a material impact on the valuation process; and
  - Communication of our findings, key assumptions and methodologies used to reach our value estimates.
- B. Riley is independent of the beneficiaries, owners and managers of DGT. B. Riley has no current or prospective financial interest in the Company and our fee for this valuation analysis is in no way dependent on the results of our valuation analysis.
- None of the information provided by the Company was audited by B. Riley as part of this engagement. B. Riley relied on the information without independent verification and expresses no opinion or other form of assurance on its accuracy, fairness and completeness.
- This valuation report and related analysis reflect B. Riley's best judgment in light of the information available at the time.

B | RILEY 7 CONFIDENTIAL

B. Riley Overview

- Headquartered in Southern California, B. Riley is an independent investment bank focused on institutional research, trading and corporate finance activities for middle market companies.
- The firm is supported by over 70 investment professionals with offices in Los Angeles, Newport Beach, San Francisco, New York and Boston.
- *Investment Banking:*
  - B. Riley's investment bankers specialize in providing diversified corporate finance products and services to middle-market companies.
  - Completed engagements with an aggregate value in excess of $2 billion since January 2010.
- *Research:*
  - B. Riley's analysts publish research on over 150 publicly traded securities.
  - Focus primarily on misunderstood and/or under-followed middle market companies.
- *Sales and Trading:*
  - B. Riley's equity and fixed-income traders make markets in approximately 150 securities.
  - Active trading relationships with substantially all major institutional money managers.

B | RILEY
9
CONFIDENTIAL

Team Member Biographies

Paul Donnelly, Managing Director

Mr. Donnelly joined B. Riley & Co. in 2003 as part of the firm's merger with L.H. Friend, Weinress, Frankson & Presson, an Irvine-based investment bank and securities broker-dealer. Paul has been involved in corporate finance since 1983, when he began his career with L.F. Rothschild, Unterberg, Towbin. From 1984 to 1986, he was with Enterprise Management Company, a venture capital and investment banking firm. From 1986 to 1992, Paul was a Vice President with Pacific Ventures Finance, a leading venture leasing fund for institutionally backed emerging growth companies. From 1992 to 1995, he was a Senior Vice President with Ally Capital Corporation, a corporate finance and asset management firm. From 1995 to 2003, Paul was a Managing Director of Corporate Finance with L.H. Friend, Weinress, Frankson & Presson. ***Mr. Donnelly received a B.S. degree in Business Administration, Finance from San Diego State University.***

Salomon Kamalodine, Senior Vice President

Mr. Kamalodine joined B. Riley & Co. in 2004 as an equity analyst covering special situations. He transitioned to the company's investment banking department in 2008 to lead the creation of its public issuer advisory group. He is now primarily focused on the structuring, negotiation and execution of a variety of transactions, including private and public financings of both debt and equity, merger and acquisition assignments, valuation studies and fairness opinions. Mr. Kamalodine has a successful track record of working with emerging growth and both private and public middle market companies to enhance shareholder value through various corporate finance and corporate governance initiatives. ***Mr. Kamalodine received a B.S. degree in Financial Economics from the University of Southern California and an M.B.A from the Wharton School.***

Thomas Oh, Analyst

Thomas joined B. Riley in 2012. Prior to joining B. Riley, he was an investment banking analyst intern at Mooreland Partners, a Silicon Valley based investment bank focusing on growth technology companies. Thomas spent his summer at Kohlberg Kravis Roberts & Co. in San Francisco in the Client & Partner Group where he was responsible for market analysis and business development. ***Mr. Oh received his B.S. in Business Administration from the Haas School of Business at University of California, Berkeley.***

B | RILEY 10 CONFIDENTIAL

Equity Research Heritage

Proprietary Research

- Our analysts publish equity research on over 150 publicly traded securities, focusing on companies that are misunderstood and/or under-followed on Wall Street. A large majority of our covered companies are small cap California-based firms.
- Our Weekly Management Call Series features interviews with covered companies and other companies of interest.
- Honored several times by Investars as the top performing research provider during the last 4 years.

Investars Research Provider Rankings

Rank	Company	Returns
1	B. Riley & Co.	71.24%
2	KeyBanc Capital Markets	35.05%
3	SunTrust Robinson Humphrey	34.42%
4	Dougherty & Co.	32.88%
5	Longbow	31.47%

Source: Investars Database; Overall Performance of Research Providers from 01/01/08-12/31/11

Designated as Investars' **top performing research provider with a 71.24% return** from buy recommendations during 01/01/2008 – 12/31/2011

B | RILEY

11

CONFIDENTIAL

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cardiogenesis
(OTCBB: CGCP)
provided a fairness opinion related to the acquisition of
CryoLife
(OTCBB: CRY)

TIX corporation
(OTCQX: TIXC)
provided a fairness opinion related to the divestiture of the Tix Productions subsidiary

$39,000,000
EVOLVING SYSTEMS
(Nasdaq: EVOL)
provided a fairness opinion related to the divestiture to
neustar
(Nasdaq: NSR)

$125,600,000
UNIVERSAL ELECTRONICS
(Nasdaq: UEIC)
provided a fairness opinion related to the acquisition of China-based Enson Assets from CG International

$200,000,000
Yard House
provided a fairness opinion related to the acquisition of
TSG Consumer Partners

ISLANDS fine burgers & drinks
Provided a fairness opinion related to a recapitalization through an exchange of membership units and partnership interests autobytel
(Nasdaq: ABTL)
Provided a fairness opinion related to the acquisitions of CyberVentures and Autotropolis

SEMTEK
provided a fairness opinion related to the acquisition by
VeriFone
(Nasdaq: NSR)

$27,600,000
Terra Nova Financial
(OTCBB: TNFG)
provided a fairness opinion related to a divestiture to
Lightspeed financial

WESTERN SIZZLIN
(Nasdaq: WEST)
Provided a fairness opinion related to the acquisition of
Steak 'n Shake
(NYSE: SNS)

MASH ON
Planetwide Games
provided a fairness opinion related to a growth financing and minority recapitalization

COLLECTORS UNIVERSE
(Nasdaq: CLCT)
provided a valuation analysis related to a Dutch auction tender offer

Mitsui Chemicals
(TSE: 4183)
provided a fairness opinion related to the acquisition of Film Specialties, Inc

B | RILEY
12
CONFIDENTIAL

Company Overview

Company Overview

- DGT currently primarily operates as a real estate business. The company's business is expected to consist primarily of capital redeployment and identification of new profitable operations where it can utilize its existing working capital and maximize the use of the Company's net operating losses.
- In August 2012, the Company sold the Power Conversion business, which consisted of its subsidiary RFI Corporation ("RFI"), to EMS Development Corporation ("EMS").
  - EMS paid an aggregate of $12.5 million in cash of which $1.25 million is held in escrow to serve as security for payments and $237,00 is held in escrow to cover any potential net working capital adjustment.
  - The Company retained the RFI facility and entered into a lease agreement with EMS. The lease has a 5 year term with monthly payments of $33,000.
- In August 2011, the Company sold the Medical Systems Group, which consisted of Villa Sistemi Medicali S.p.A. ("Villa"), to VIV s.r.l. for €16.5 million in cash and an unsecured promissory note of €500,000.
  - The Company retained the Villa building in Italy and entered into a lease agreement with Villa. The lease has a 6 year term with an annual rent of €335,000.
- DGT Holdings also currently owns 1,616,610 shares of Steel Partners Holdings L.P. (NYSE: SPLP) and 97,500 shares of Handy & Harman Ltd. (Nasdaq: HNH). Both entities are related Parties of DGT's controlling shareholders.
- As of July 28, 2012, the Company has federal net operating loss carryforwards of approximately $32.4 million that expire at various times between July, 2020 and July, 2030.

DGT Holdings Balance Sheet

($ in 000s)

Current Assets:	
Cash and equivalents	$19,282
Restricted Cash	2,431
Securities held for sale	33,160
Receivable held in escrow	1,007
Prepaid expenses and other current assets	99
Total current assets	55,979
Non-Current Assets:	
Property plant & equipment, net	3,543
Promissory note receivable	646
Other assets	68
Total non-current assets	4,257
Total Assets	$60,236
Current Liabilities:	
Current portion of long-term debt	$82
Accounts payable - trade	11
Accrued expenses	603
Total current liabilities	696
Non-Current Liabilities:	
Long-term debt, less current portion	2,258
Deferred income taxes	474
Total non-current liabilities	2,732
Total liabilities	3,428
Total shareholder's equity	56,808
Total Liabilities and Shareholder's Equity	$60,236

Note: Data as of October 27, 2012

B | RILEY
14
CONFIDENTIAL

Share Performance

Share Performance – Last 3 Years

Volume-Weighted Average Price
1-Year $10.68
6-Month $11.60
3-Month $12.59
August 2012: Sale of Villa Sistemi Medicali to VIV s.r.l.
August 2012: Sale of RFI Corporation to EMS Development Corp.
Share Price
Volume
$20.00
$15.00
$10.00
$5.00
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Dec-09
Apr-10
Aug-10
Dec-10
Apr-11
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12
Volume
Price
1-Year VWAP
6-Month VWAP
3-Month VWAP

Source: CapitalIQ.

B | RILEY
15
CONFIDENTIAL

Financial Performance

Revenue
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$80.7
5.1%
$52.9
(34.5%)
6.2%
$56.2
20.7%
$67.9
$11.4
(83.2%)
2008
2009
2010
2011
2012
40%
20%
0%
(20%)
(40%)
(60%)
(80%)
(100%)
% Growth

Adjusted EBITDA(1)
$12
$10
$8
$6
$4
$2
$0
($2)
($4)
$11.2
13.9%
9.5%
$5.0
8.2%
$4.6
6.0%
$4.1
2008
2009
2010
2011
2012
($2.0)
(17.9%)
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
% Margin

Source: Company filings.
(1) Adjusted EBITDA excludes stock-based compensation and litigation settlement expenses.

B | RILEY
16
CONFIDENTIAL

Shareholder Analysis

Shareholder Distribution

Share Ranges	Total Shares in Range	% of Total Shares	Cumulative Shares	Total Positions in Range
1-24	3,405	0.1%	3,405	283
25-49	4,192	0.1%	7,597	114
50-74	3,223	0.1%	10,820	52
75-99	4,263	0.1%	15,083	51
100-249	19,746	0.5%	34,829	118
250-499	31,878	0.8%	66,707	86
500-749	18,933	0.5%	85,640	32
750-999	17,976	0.5%	103,616	21
1,000-1,999	65,612	1.7%	169,228	50
2,000-2,999	53,992	1.4%	223,220	22
3,000-3,999	81,557	2.2%	304,777	23
4,000-4,999	40,615	1.1%	345,392	9
5,000-9,999	211,459	5.6%	556,851	29
10,000-19,999	200,103	5.3%	756,954	14
20,000-29,999	203,550	5.4%	960,504	8
30,000-39,999	200,818	5.3%	1,161,322	6
40,000-49,999	46,568	1.2%	1,207,890	1
50,000-74,999	217,037	5.8%	1,424,927	4
75,999-99,999	171,617	4.6%	1,596,544	2
100,000-249,999	184,279	4.9%	1,780,823	1
250,000-499,999	0	0.0%	1,780,823	0
500,000-999,999	0	0.0%	1,780,823	0
>1,000,000	1,984,443	52.7%	3,765,266	1
Total	3,765,266			927

Total Positions
Shares
Total Positions in Range
Cumulative Shares
300
250
200
150
100
50
0
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1-24
50-74
100-249
500-749
1,000-1,999
3,000-3,999
5,000-9,999
20,000-29,999
40,000-49,999
75,999-99,999
250,000-499,999
>1,000,000

Top Institutional Holders

Top Holders	Shares	% Of Total
Steel Partners Holdings L.P (NYSE:SPLP)	2,296,228	61.0%
RBF Capital LLC	184,279	4.9%
Royce & Associates, LLC	88,041	2.3%
Clearwater Management Company, Inc.	32,475	0.9%
GAMCO Investors, Inc. (NYSE:GBL)	29,000	0.8%
Teton Advisors, Inc (OTCPK:TETA.A)	21,963	0.6%
Dimensional Fund Advisors LP	14,263	0.4%
AllianceBernstein L.P.	11,000	0.3%
Total Top Holders	2,677,249	71.1%
Total	3,765,266	100.0%

Top Insider / Individual Holders

Insiders / Individuals	Shares	% Of Total
Jack Howard (Chairman)	77,010	2.0%
Merrill McPeak (Director)	10,908	0.3%
James Risher (Director)	5,120	0.1%
Top Insiders / Individuals	93,038	2.5%
Total	3,765,266	100.0%

Source: Capital IQ and Broadridge report as of July 28, 2012.

B | RILEY
17
CONFIDENTIAL

Valuation Methodologies

Methodologies Employed and Rationale

Precedent Dutch Tenders	▪ Applies a premium to DGT's last close price. ▪ Dutch Tender Offers incorporate certain features that make them relevant to the Transaction, including: i) they are return of capital transactions to shareholders; ii) Dutch Tenders involve the issuer directly offering a premium to shareholders to induce the repurchase of stock; and iii) the premiums paid are reflective of the trading liquidity of the shares since the price paid is determined only after shareholders inform the issuer of the price at which they are sellers. ▪ Premiums are drawn from a group of publicly-traded small- and mid-sized firms that have tendered for and repurchased less than 20% of their total shares outstanding. This categorization is generally similar to that of DGT's market capitalization. ▪ The inter-quartile range of the one-day premium was applied to DGT's last close price to eliminate the effect of major outliers in the data set and to capture the distribution of the bulk of the data.
Reverse / Forward Stock Splits	▪ Applies a premium to DGT's last close price. ▪ Takes into account historical Reverse / Forward Stock Splits executed by companies since 2005 with similar objectives to that of the Transaction. ▪ The inter-quartile range of the one-day premium was applied to DGT's last close price to eliminate the effect of major outliers in the data set and to capture the distribution of the data.
Minority Interest Transactions	▪ Applies a premium to DGT's last close price. ▪ Takes into account secondary market transactions from 2008 to present involving the exchange of minority stakes less than 20% of a company. ▪ All historical transactions consist of targets based in the US and feature all-cash considerations. ▪ The inter-quartile range of the one-day premium was applied to DGT's last close price to eliminate the effect of major outliers in the data set and to capture the distribution of the data.
Liquidation Value	▪ Applies operating and liquidation expenses & contingencies to DGT's net asset value. ▪ Utilizes the concept that value of a business is best represented by the present value of its assets (including all cash and equivalents, securities held for sale, real estate owned, and other assets) net of all liabilities. ▪ Critical variables including current market value of securities held, market value of real estate owned, foreign capital gains taxes, net operating loss carryforwards, and other adjustments. ▪ Takes into account the foreign capital gains tax on the Villa real estate which would not be sheltered under the US-based net operating loss carryforwards in the event of a liquidation. ▪ The 10.0% to 12.0% expense range is applied to the gross value of all assets to simulate expenses associated with liquidating the company.

B | RILEY
19
CONFIDENTIAL

Precedent Dutch Tenders Analysis

		Price Before	S/O at	Shares	% of Shares	Dutch Tender Range			% Premium / (Discount) to		
Date	Target/Issuer	Announcement	Announcement	Repurchased	Outstanding	Close Price	Low Price	High Price	Close Price	Low Price	High Price
08/13/2012	Rockford Corporation	$4.60	8,823,000	1,634,504	18.5%	$5.60	$4.60	$5.60	21.7%	0.0%	21.7%
08/01/2012	SurModics Inc.	$15.94	17,491,000	2,894,736	16.5%	$19.00	$17.00	$19.00	19.2%	6.6%	19.2%
06/12/2012	Theragenics Corp.	$1.76	33,894,000	4,761,904	14.0%	$2.10	$2.00	$2.40	19.3%	13.6%	36.4%
05/30/2012	SL Industries Inc.	$11.44	4,576,500	307,202	6.7%	$13.50	$12.00	$13.50	18.0%	4.9%	18.0%
05/08/2012	FBR & Co.	$2.68	59,059,750	5,107,000	8.6%	$2.75	$2.75	$3.00	2.6%	2.6%	11.9%
03/28/2012	GigOptix, Inc.	$2.70	17,279,000	701,754	4.1%	$2.85	$2.85	$3.10	5.6%	5.6%	14.8%
12/05/2011	Nathan's Famous Inc.	$19.10	5,252,500	598,959	11.4%	$22.00	$20.00	$22.00	15.2%	4.7%	15.2%
12/05/2011	Rockford Corporation	$2.50	9,330,500	362,000	3.9%	$3.25	$2.50	$3.25	30.0%	0.0%	30.0%
12/01/2011	FBR & Co.	$1.89	62,657,250	4,682	0.0%	$2.00	$1.80	$2.00	5.8%	(4.8%)	5.8%
11/25/2011	Mestek Inc.	$10.35	7,627,500	99,464	1.3%	$12.50	$10.00	$12.50	20.8%	(3.4%)	20.8%
09/14/2011	Gleacher & Company, Inc.	$1.06	123,224,000	6,601,313	5.4%	$1.25	$1.30	$1.55	17.9%	22.6%	46.2%
08/02/2011	FBR & Co.	$2.93	63,359,500	6,140,839	9.7%	$2.55	$2.55	$2.75	(13.0%)	(13.0%)	(6.1%)
04/18/2011	Neutral Tandem, Inc.	$14.99	33,844,750	3,083,446	9.1%	$16.25	$15.50	$18.00	8.4%	3.4%	20.1%
03/02/2011	Crexendo, Inc.	$6.05	11,357,430	723,896	6.4%	$4.75	$4.35	$4.75	(21.5%)	(28.1%)	(21.5%)
11/18/2010	Tree.Com, Inc.	$6.86	10,971,000	312,339	2.8%	$7.75	$7.25	$7.75	13.0%	5.7%	13.0%
11/11/2010	Official Payments Holdings, Inc.	$5.66	18,153,000	1,639,344	9.0%	$6.10	$5.80	$6.20	7.8%	2.5%	9.5%
10/27/2010	Premiere Global Services, Inc.	$6.20	58,770,000	8,104,695	13.8%	$7.25	$6.75	$7.75	16.9%	8.9%	25.0%
10/25/2010	Mestek Inc.	$8.50	8,018,750	405,738	5.1%	$8.75	$8.00	$10.00	2.9%	(5.9%)	17.6%
01/11/2010	SonoSite Inc.	$26.10	17,500,000	2,960,350	16.9%	$30.00	$26.10	$30.00	14.9%	0.0%	14.9%
11/16/2009	Mestek Inc.	$7.25	7,914,000	28,839	0.4%	$7.00	$5.00	$7.00	(3.4%)	(31.0%)	(3.4%)
11/13/2009	Maxygen, Inc.	$5.03	37,898,000	7,345,103	19.4%	$5.30	$5.30	$6.10	5.4%	5.4%	21.7%
Mean									9.9%	0.0%	15.7%
Upper Quartile									18.0%	5.6%	21.3%
Median									13.0%	2.6%	17.6%
Lower Quartile									5.4%	(3.4%)	11.9%

Source: Capital IQ.

B | RILEY

20

CONFIDENTIAL

Precedent Reverse / Forward Stock Splits Analysis

Date	Company	Price Per Share	% of Shares Affected	Premium / (Discount) to Historical Stock Price: 1 Day Prior	1 Week Prior	1 Month Prior
11/5/2012	Advant-e	$0.27	2.1%	8.0%	3.8%	3.8%
10/11/2012	Zunicom Inc.	$0.65	0.0%	170.8%	170.8%	103.1%
5/11/2012	Media Sciences International Inc.	$0.15	0.1%	11.5%	11.5%	3.6%
1/12/2012	FRMO	$3.00	NA	11.1%	11.1%	17.6%
12/21/2011	Cohesant Inc.	$0.60	NA	7.1%	9.1%	400.0%
11/12/2008	US 1 Industries, Inc.	$0.87	NA	22.5%	(3.3%)	(10.3%)
2/4/2011	Wilshire Enterprises Inc.	$1.00	4.9%	23.5%	33.3%	38.9%
1/21/2011	Phoenix Footwear	$0.75	0.1%	120.6%	82.9%	188.5%
11/29/2010	CoSine Communications, Inc.	$2.24	0.2%	16.7%	19.1%	19.8%
10/12/2010	EDCI Holdings Inc.	$3.44	8.9%	0.9%	2.7%	2.1%
3/5/2010	Boss Holdings Inc.	$7.65	2.4%	18.6%	18.6%	25.4%
1/29/2010	Green Builders Inc.	$0.26	0.2%	160.0%	160.0%	116.7%
9/28/2009	Gander Mountain Co.	$5.15	NA	47.6%	41.5%	59.4%
9/23/2009	Cistera Networks, Inc.	$0.14	0.6%	75.0%	40.0%	(6.7%)
8/12/2009	Zareba Systems Inc.	$5.20	2.5%	147.6%	147.6%	157.4%
8/7/2009	Cuisine Solutions Inc.	$1.30	6.7%	8.3%	12.1%	13.0%
8/7/2009	Vivid Learning Systems Inc.	$0.60	0.3%	200.0%	200.0%	200.0%
6/18/2009	New Horizons Worldwide Inc.	$1.85	0.0%	96.8%	117.6%	208.3%
6/9/2009	Fuzebox Software Corp.	$1.15	4.2%	(0.9%)	(0.9%)	0.0%
4/21/2009	Asure Software Inc.	$0.36	4.3%	176.9%	176.9%	176.9%
3/5/2009	Renegy Holdings Inc.	$0.74	5.8%	(17.8%)	(19.6%)	(36.8%)
2/20/2009	Grill Concepts Inc.	$1.50	0.2%	328.6%	219.1%	89.9%
1/5/2009	Computer Horizons Corp.	$0.30	0.2%	(6.3%)	(6.3%)	(6.3%)
8/22/2008	Gouverneur Bancorp Inc.	$10.00	0.3%	32.5%	36.1%	29.9%
6/4/2008	Peoples Sidney Financial Corp.	$13.47	NA	7.7%	7.8%	8.6%
4/25/2008	First Bancshares Inc.	$21.00	7.7%	0.0%	(4.4%)	1.0%
4/7/2008	Jaclyn Inc.	$10.21	12.4%	22.3%	19.0%	23.6%
2/22/2008	Peoples Bancorp	$16.75	NA	(27.3%)	(28.7%)	(24.1%)
10/29/2007	Harold's Stores Inc.	$0.30	3.0%	100.0%	100.0%	130.8%
10/15/2007	MedAire Inc.	$1.11	1.0%	16.8%	7.8%	32.1%
7/13/2007	Northway Financial, Inc.	$37.50	8.7%	4.7%	4.6%	4.6%
2/23/2007	Brocade Communications Systems Inc.	$8.44	0.6%	(1.5%)	(1.6%)	(1.6%)
9/27/2006	Home City Financial Corp.	$17.10	2.4%	10.3%	10.3%	6.2%
7/26/2006	Mestek Inc.	$15.24	7.2%	0.3%	(1.4%)	3.2%
6/28/2006	IPEC Holdings	$2.90	NA	18.4%	18.4%	18.4%
2/10/2006	Major Automotive Companies Inc.	$1.90	3.3%	8.0%	12.4%	18.0%
12/19/2005	Collins Industries	$7.70	1.2%	15.3%	15.6%	27.1%
12/14/2005	Liberate Technologies	$0.20	18.0%	0.0%	5.3%	0.0%

Source: Capital IQ.

B | RILEY
21
CONFIDENTIAL

Precedent Reverse / Forward Stock Splits Analysis (cont'd)

			% of Shares	Premium / (Discount) to Historical Stock Price		
Date	Company	Price Per Share	Affected	1 Day Prior	1 Week Prior	1 Month Prior
12/14/2005	Sagient Research Systems	$0.12	0.2%	50.0%	50.0%	100.0%
10/13/2005	McRae Industries, Inc.	$14.25	2.1%	13.8%	13.1%	14.9%
8/15/2005	Color Imaging Inc.	$1.10	NA	34.1%	41.0%	61.8%
8/12/2005	FFD Financial Corp.	$19.00	6.6%	14.5%	13.4%	13.8%
8/12/2005	Mecury Air Group Inc.	$4.00	6.3%	15.9%	17.6%	14.0%
8/11/2005	Community Investors Bancorp Inc.	$15.00	3.8%	4.2%	4.2%	7.5%
7/28/2005	Pioneer Oil & Gas	$1.50	5.2%	2.7%	(3.2%)	7.1%
7/21/2005	Home Loan Financial Corp.	$20.75	6.4%	8.4%	6.7%	6.4%
7/19/2005	United Systems Technology Inc.	$0.08	NA	0.0%	0.0%	0.0%
6/16/2005	Refocus Group Inc.	$0.35	1.1%	40.0%	52.2%	45.8%
6/3/2005	ASB Financial Corp.	$23.00	5.1%	2.2%	2.3%	2.7%
5/10/2005	Northeast Indiana Bancorp Inc.	$23.50	1.3%	15.8%	12.0%	12.2%
2/17/2005	Benchmark Bankshares Inc.	$19.00	20.9%	3.8%	4.1%	2.7%
Mean			4.0%	40.0%	36.5%	45.7%
Upper Quartile			6.2%	37.1%	40.5%	52.6%
Median			2.5%	14.5%	12.1%	14.0%
Lower Quartile			0.4%	4.0%	4.0%	2.9%

Source: Capital IQ.

B | RILEY
22
CONFIDENTIAL

Precedent Minority Interest Transactions Analysis

Date	Target	Buyer	Percent Sought (%)	Transaction Value	Enterprise Value	Enterprise Value / LTM Revenue	Enterprise Value / LTM EBITDA	Target Stock Premium (%) 1 Day Prior	1 Week Prior	1 Month Prior
03/14/2012	Pilgrim's Corp. (NYSE:PPC)	JBS USA Holdings, Inc.	7.3%	107.6	2,907.0	0.4x	-	(21.1%)	(10.6%)	7.3%
03/06/2012	Stream Global Services, Inc.	SGS Holdings LLC	7.8%	19.4	483.5	0.6x	5.6x	8.7%	2.6%	(12.8%)
10/06/2011	NOVT Corporation	Steel Partners LLC	12.4%	1.7	7.5	-	-	(0.0%)	(0.0%)	(0.0%)
08/03/2011	Natural Resources USA	Enirgi Group	5.0%	10.0	197.4	5.4x	28.7x	(26.9%)	(28.8%)	42.5%
02/01/2011	Keystone Consolidated Industries	Contran Corporation, Inc.	13.4%	10.6	107.4	0.2x	3.8x	23.8%	30.0%	42.9%
01/21/2011	XO Holdings, Inc.	ACF Industries Holding Corp.	8.2%	21.0	1,171.3	0.8x	6.0x	86.7%	94.4%	115.4%
09/10/2010	XO Holdings, Inc.	ACF Industries Holding Corp.	9.6%	10.5	914.2	0.6x	5.8x	(4.0%)	(4.7%)	(2.4%)
03/21/2010	CNX Gas Corporation	CONSOL Energy Inc. (NYSE:CNX)	16.7%	964.6	5,902.4	8.7x	15.7x	24.2%	45.8%	37.8%
12/14/2009	Santander BanCorp	Administración de Bancos	9.4%	55.6	-	-	-	6.0%	8.0%	15.7%
11/18/2009	The Aristotle Corporation	Geneve Corporation	9.4%	16.9	152.1	0.8x	10.5x	1.1%	(0.6%)	2.8%
10/14/2009	Digital Lightwave Inc.	-	8.9%	1.3	52.9	6.1x	-	0.0%	10.0%	37.5%
03/25/2009	Hearst Television Inc.	Hearst Broadcasting, Inc.	18.0%	75.9	1,217.3	1.8x	7.1x	115.3%	150.0%	157.2%
03/19/2009	Logility, Inc.	American Software, Inc.	12.1%	11.0	55.7	1.3x	6.1x	40.4%	49.7%	55.7%
09/30/2008	Russell Hobbs, Inc.	Harbinger Capital Partners	5.6%	30.7	964.8	1.2x	22.0x	434.3%	398.6%	315.5%
02/28/2008	GS AgriFuels Corporation	GreenShift Corporation	10.0%	1.5	54.3	4.7x	-	9.9%	19.1%	25.0%
Mean								46.6%	50.9%	56.0%
Upper Quartile								32.3%	47.8%	49.3%
Median								8.7%	10.0%	37.5%
Lower Quartile								0.0%	(0.3%)	5.0%

Source: Capital IQ

B | RILEY

23

CONFIDENTIAL

Liquidation Value Analysis

Cash & Equivalents[1]			$15.7
Restricted Cash			2.4
Promissory Note Receivable & Other			0.7
Total			**18.8**
Securities Held for Sale	**Shares Held[1]**	**Closing Price[2]**	
SPLP	1,616,610	$12.25	19.8
HNH	97,550	$14.30	1.4
U.S. Govt. Securities			16.0
Total			**37.2**
Real Estate - At Estimated Market Value[3]			
RFI			4.1
Villa			4.8
Less: Italian Capital Gains Tax @ 27.5%			(1.3)
Villa, net			3.5
Net Working Capital Adjustments			
Current Assets			1.1
Current Liabilities			(0.6)
Long Term Debt			(2.3)
Deferred Income Taxes			(0.5)
Operating and Liquidation Expenses & Contingencies[4]			
		12.0%	**10.0%**
Liquidation and Operating Expenses & Contingencies		7.9	6.6
Estimated Liquidation Value		$53.4	$54.7
Shares Outstanding			3.9
Estimated Liquidation Value / Share		**$13.76**	**$14.10**

Source: Company filings and proprietary material.
Balance sheet data as of October 27, 2012.
(1) *As per management guidance as of December 3, 2012.*
(2) *Pricing as of December 12, 2012.*
(3) *As per independent valuation reports provided by company. Villa real estate value based on conversion rate of 1.31 EUR / USD as of December 12, 2012. Incorporates Italian corporate capital gains tax of 27.5%. Capital gains tax on US properties are assumed to be sheltered by net operating loss carryforwards.*
(4) *Estimated provisions for the expenses and contingencies of liquidation. Percentages applied to gross value of all assets.*

B | RILEY
24
CONFIDENTIAL

Summary Valuation Analysis

$12.00 Last Close Price
52-Week Range
$8.51
$13.16
Dutch Tenders Analysis
5.4% to 18.0% Premium to Last Trade (1)
$12.64
$14.16
Reverse / Forward Analysis
4.0% to 37.1% Premium to Last Trade (2)
$12.48
$16.45
Minority Interest Analysis
0.0% to 32.3% Premium to Last Trade (3)
$12.00
$15.88
Liquidation Analysis
10.0% to 12.0% Wind-Down Expenses (4)
$13.76
$14.10
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
Implied Share Price

Source: Company filings, Capital IQ, and B. Riley estimates.
Share Price of $12.00 as of December 12, 2012

(1) As per interquartile range in Precedent Dutch Tenders Analysis. Premiums applied to DGTC last close price.
(2) As per interquartile range in Precedent Reverse / Forward Stock Splits Analysis. Premiums applied to DGTC last close price.
(3) As per interquartile range in Precedent Minority Interest Transactions Analysis. Premiums applied to DGTC last close price.
(4) As per Liquidation Value Analysis. Applies operating and liquidation expenses & contingencies to gross value of assets.

B | RILEY
25
CONFIDENTIAL

Liquidity Discount Analysis

Filing Date	Company	Exchange:Ticker	Historical Share Price In Relation to Form 15 Prior	Historical Share Price In Relation to Form 15 After	% Discount After Filing
4/20/2012	ONE Bio Corp.	OTCPK:ONBI	$3.40	$3.25	(4.4%)
4/30/2012	MK Automotive, Inc.	OTCPK:MKAU	$0.07	$0.04	(42.9%)
5/11/2012	Northern California Bancorp Inc	OTCPK:NRLB	$0.38	$0.30	(21.1%)
5/24/2012	CIB Marine Bancshares Inc.	OTCPK:CIBH	$0.40	$0.25	(37.5%)
5/30/2012	ORBIT/FR Inc.	OTCPK:ORFR	$1.09	$0.89	(18.3%)
7/9/2012	Commercial National Financial Corp.	OTCPK:CNAF	$24.25	$23.25	(4.1%)
7/26/2012	Avistar Communications Corp.	OTCPK:AVSR	$0.25	$0.15	(40.0%)
7/26/2012	Mace Security International Inc.	OTCPK:MACE	$0.17	$0.17	0.0%
8/15/2012	SupportSave Solutions, Inc.	OTCPK:SSVE	$0.15	$0.11	(26.7%)
Mean					(21.7%)
Upper Quartile					(4.4%)
Median					(21.1%)
Lower Quartile					(37.5%)

Source: Capital IQ.

B | RILEY

27

CONFIDENTIAL

Disclosure - Privileged and Proprietary

The information contained in this presentation, including any and all discussions, views, opinions and financial advice expressed or communicated by B. Riley is proprietary and highly confidential. It has been prepared by B. Riley for the sole benefit of the recipient and as such may not be referred to, shared or disseminated without the prior written consent of B. Riley in each instance. The recipient agrees that it is not relying on any information presented herein for purposes of making any specific investment banking decision. Information contained herein should not be considered an offer or solicitation to buy or sell securities. Past performance is not a guarantee of future results.

B | RILEY 28 CONFIDENTIAL

DOT HOLDINGS CORP. 11550 King Street Franklin Park, IL 60131
VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE -1.800.690.6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cutoff date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, Go Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 OF 2 1 1

NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K		CONTROL #	000000000000

		SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. __________________________________________

The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees:

01 Jack L. Howard 02 Gen. Merrill A. McPeak 03 James A. Risher 04 Terry R. Gibson

The Board of Directors recommends that you vote FOR proposals 2, 3, 4 and 5:					For	Against	Abstain

2.	To approve an amendment to the Company's Certificate of Incorporation to effect a 1-for-5,000 reverse stock split of the Company's outstanding common stock;				☐	☐	☐

3.	To approve an amendment to the Company's Certificate of Incorporation to effect a 5,000-for-1 forward stock split of the Company's outstanding stock;				☐	☐	☐

4.	To approve an advisory resolution regarding the compensation of the Company's named executive officers;				☐	☐	☐

5.	To ratify the appointment of BDO USA, LLP as the Company's independent registered public accountants for the fiscal year ending August 3, 2013; and				☐	☐	☐

NOTE: IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
For address change/comments, mark here.			☐
(see reverse for instructions)
Please indicate if you plan to attend this meeting	Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personaly. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

		JOB #		SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com.

DGT HOLDINGS CORP.
C/O STEEL PARTNERS HOLDINGS L.P.
590 MADISON AVENUE, 32ND FLOOR, NEW YORK, NEW YORK 10022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy-Annual Meeting of Shareholders
February 12, 2013

The undersigned, a shareholder of DOT Holdings Corp., a New York corporation (the “Company”), does hereby appoint Terry R. Gibson and Leonard J. McGill and each of them (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Shareholders of the Company to be held at the offices of Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on February 12, 2013 at 10 a.m., Eastern fime, or at any adjoumment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated , 2013.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" proposals 1, 2, 4 and 5 AND "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AS SET FORTH IN PROPOSAL 3.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side